UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05739

Name of Fund: BlackRock MuniEnhanced Fund, Inc. (MEN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniEnhanced Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2015

Date of reporting period: 10/31/2014

Item 1 – Report to Stockholders

OCTOBER 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Shareholder Letter

Dear Shareholder,

The final months of 2013 were generally positive for most risk assets such as equities and high yield bonds even as investors were grappling with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Higher quality bonds and emerging market investments, however, struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress and U.S. economic data weakened. Equities declined in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the soft patch in U.S. data was temporary and weather-related, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising tensions in Russia and Ukraine and signs of decelerating growth in China. Equity markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-yield environment, income-seeking investors moved into equities, pushing major indices to record levels. However, as stock prices continued to rise, investors became wary of high valuations and began shedding the stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names. The broad rotation into cheaper valuations resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging markets benefited from the trend after having suffered heavy selling pressure in early 2014.

Volatility ticked up in the middle of the summer. Markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August, allowing markets to rebound briefly amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised concerns that the Fed would increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes stoked increasing volatility in financial markets. Escalating geopolitical risks further fueled the fire. The U.S. renewed its involvement in Iraq and the European Union imposed additional sanctions against Russia, while Scottish voters contemplated separating from the United Kingdom.

U.S. risk assets made a comeback in October while other developed markets continued their descent. This divergence in market performance moved in tandem with economic momentum and central bank policy. As the U.S. economy continued to strengthen, the need for monetary policy accommodation diminished. Meanwhile, economies in other parts of the developed world decelerated and central banks in Europe and Japan implemented aggressive measures to stimulate growth.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended October 31, 2014. U.S. small caps experienced significantly higher volatility than large caps, but nonetheless generated positive returns. International developed market equities broadly declined while emerging markets posted modest gains. Most fixed income assets produced positive results as rates generally fell. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

U.S. financial markets generally outperformed other parts of the world given stronger economic growth and corporate earnings, the continuation of low interest rates and the appeal of relative stability amid rising geopolitical uncertainty.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.22%	17.27%
U.S. small cap equities (Russell 2000® Index)	4.83	8.06
International equities (MSCI Europe, Australasia, Far East Index)	(4.83)	(0.60)
Emerging market equities (MSCI Emerging Markets Index)	3.74	0.64
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.29	5.21
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.35	4.14
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.54	7.94
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.82
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended October 31, 2014

Municipal Market Conditions

The latter months of 2013 were challenging for municipal bond performance. Heightened uncertainty as to when the U.S. Federal Reserve (the “Fed”) would begin to reduce its bond-buying stimulus program (and by how much) caused interest rates to be volatile and generally move higher. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through year end when the Fed finally announced its plan to begin the gradual reduction of stimulus in January 2014. Relieved of anxiety around policy changes, investors again sought the relative safety of municipal bonds in the new year. Surprisingly, interest rates trended lower in the first half of 2014 even as the Fed pulled back on its open-market bond purchases. Softer U.S. economic data amid one of the harshest winters on record, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in stronger demand for fixed income investments, with municipal bonds being one of the stronger performing sectors. Despite starting the period with negative flows, municipal bond funds finished the 12-month period ended October 31, 2014 with net inflows of approximately $6.5 (based on data from the Investment Company Institute).

High levels of interest rate volatility in the latter half of 2013, particularly on the long end of the curve, resulted in a curtailment of tax-exempt issuance during the period. However, from a historical perspective, total new issuance for the 12 months ended October 31 remained relatively strong at $317 billion (albeit meaningfully lower than the $342 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 45%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of October 31, 2014
6 months: 3.54%
12 months: 7.94%

A Closer Look at Yields

From October 31, 2013 to October 31, 2014, muni yields on AAA-rated 30-year municipal bonds decreased by 103 basis points (“bps”) from 4.04% to 3.01%, while 10-year rates decreased 37 bps from 2.44% to 2.07% and 5-year rates increased 6 bps from 1.06% to 1.12% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 105 bps and the spread between 2- and 10-year maturities flattened by 39 bps.

During the same time period, U.S. Treasury rates fell by 57 bps on 30-year and 22 bps on 10-year bonds, while moving up 28 bp in 5-years. Accordingly, tax-exempt municipal bonds outperformed Treasuries across the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments given their lower sensitivity to interest rate movements. More broadly, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, solid revenue growth exceeding pre-recession levels coupled with the elimination of more than 625,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under the TOB (including accrued interest), a TOB will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	5

Fund Summary as of October 31, 2014	BlackRock MuniAssets Fund, Inc.

Fund Overview

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s Corporation (“S&P”)) or non-rated securities which are of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended October 31, 2014, the Fund returned 6.89% based on market price and 6.60% based on NAV. For the same period, the closed-end Lipper High Yield Municipal Debt Funds category posted an average return of 4.96% based on market price and 6.71% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. The Fund also benefited from holding unrated, non-investment grade and low-rated investment grade bonds, which exhibited superior performance compared to higher quality investment grade bonds during the period. Concentrations in the health care, transportation, utilities, project finance and education sectors also were among the leading contributors to performance. The Fund’s positioning with respect to duration (sensitivity to interest rate movements) also helped performance. The Fund’s positioning along the yield curve, which favored longer-dated bonds, was an additional contributor as longer-dated bonds generally outperformed those with shorter maturities. The Fund’s use of leverage provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall).

•

The Fund maintained a short position in U.S. Treasury futures contracts in order to manage interest rate risk. With interest rates falling during the period, as prices rose, this position had a small negative impact on performance. The Fund’s holding in New Jersey Economic Development Authority, which financed an energy facility for a casino in Atlantic City, New Jersey, experienced a substantial decline in value in the wake of the casino operator’s bankruptcy filing last June. In addition, the Fund’s investment in Central Falls Rhode Island Detention Facility Corporation suffered a material decline after the issuer filed for receivership and defaulted on its principal and interest payments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of October 31, 2014 ($13.35)[1]	5.62%
Tax Equivalent Yield[2]	9.93%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Economic Leverage as of October 31, 2014[4]	12%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock MuniAssets Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$13.35	$12.85	3.89%	$13.46	$12.61
Net Asset Value	$14.05	$13.56	3.61%	$14.10	$13.56

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
Health	24%	23%
Transportation	20	20
County/City/Special District/School District	14	16
Utilities	13	14
Corporate	10	12
Education	10	6
Tobacco	7	5
State	2	4

Credit Quality Allocation[1]	10/31/14	4/30/14
AA/Aa	16%	21%
A	12	9
BBB/Baa	24	27
BB/Ba	10	7
B	6	9
Not Rated[2]	32	27

[1]

The investment advisor evaluates the credit quality of unrated investments based highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2014 and April 30 2014, the market value of these securities was $36,173,199, representing 6% and $31,231,049, representing 4%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	8%
2015	4
2016	2
2017	7
2018	10

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	7

Fund Summary as of October 31, 2014	BlackRock MuniEnhanced Fund, Inc.

Fund Overview

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds rated investment grade quality at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended October 31, 2014, the Fund returned 3.37% based on market price and 6.99% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 5.65% based on market price and 7.38% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. In addition, the Fund’s use of leverage provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall). The Fund’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as municipal interest rates declined during the period. The Fund’s exposure to long-maturity bonds also benefited performance given that the yield curve flattened, with yields falling more significantly for longer-term bonds (those with maturities of 20 years and longer) than for intermediate- and short-term issues. Performance was also helped by the Fund’s exposure to the utilities and transportation sectors.

•	In the strong market environment, there were no material detractors from the Fund’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of October 31, 2014 ($11.28)[1]	6.44%
Tax Equivalent Yield[2]	11.38%
Current Monthly Distribution per Common Share[3]	$0.0605
Current Annualized Distribution per Common Share[3]	$0.7260
Economic Leverage as of October 31, 2014[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock MuniEnhanced Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$11.28	$11.27	0.09%	$11.52	$10.86
Net Asset Value	$12.37	$11.94	3.60%	$12.57	$11.94

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
County/City/Special District/School District	26%	24%
Transportation	20	19
State	17	22
Utilities	16	15
Education	9	8
Health	8	8
Corporate	2	2
Housing	2	2

Credit Quality Allocation[1]	10/31/14	4/30/14
AAA/Aaa	11%	13%
AA/Aa	58	58
A	24	25
BBB/Baa	5	4
N/R2	2	—

[1]

The investment advisor evaluates the credit quality of unrated investments based highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed none of these unrated securities as investment grade quality.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	3%
2015	6
2016	4
2017	11
2018	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	9

Fund Summary as of October 31, 2014	BlackRock MuniHoldings Fund, Inc.

Fund Overview

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended October 31, 2014, the Fund returned 5.65% based on market price and 8.36% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 5.65% based on market price and 7.38% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. Leverage, which represents a significant element of the Fund’s investment strategy, provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall). The Fund’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Fund’s positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally outperformed those with shorter maturities. Investment grade bonds represent the bulk of the Fund’s holdings, which contributed significantly to overall results. Concentrations in the transportation, health care, utilities, corporate and education sectors also were among the leading contributors to performance.

•

The Fund maintained a short position in U.S. Treasury futures contracts in order to manage interest rate risk. With interest rates falling during the period, as prices rose, this position had a small negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of October 31, 2014 ($16.37)[1]	6.49%
Tax Equivalent Yield[2]	11.47%
Current Monthly Distribution per Common Share[3]	$0.0885
Current Annualized Distribution per Common Share[3]	$1.0620
Economic Leverage as of October 31, 2014[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock MuniHoldings Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$16.37	$16.01	2.25%	$16.56	$15.67
Net Asset Value	$17.67	$16.85	4.87%	$17.88	$16.85

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
Transportation	23%	22%
Health	18	19
State	14	13
County/City/Special District/School District	12	13
Utilities	11	10
Education	9	10
Corporate	9	9
Tobacco	3	3
Housing	1	1

Credit Quality Allocation[1]	10/31/14	4/30/14
AAA/Aaa	7%	9%
AA/Aa	44	39
A	26	29
BBB/Baa	12	11
BB/Ba	4	3
B	2	3
Not Rated[2]	5	6

[1]

The Investment advisor evaluates the credit quality of unrated investments based highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2014 and April 30, 2014, the market value of these securities was $2,725,713 and $4,061,128, each representing 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	5%
2015	2
2016	3
2017	6
2018	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	11

Fund Summary as of October 31, 2014	BlackRock MuniHoldings Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended October 31, 2014, the Fund returned 5.71% based on market price and 7.85% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 5.65% based on market price and 7.38% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. Leverage, which represents a significant element of the Fund’s investment strategy, provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall). The Fund’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Fund’s positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally outperformed those with shorter maturities. Investment grade bonds represent the bulk of the Fund’s holdings, which contributed significantly to overall results. Concentrations in the transportation, health care, utilities, corporate-related and education sectors also were among the leading contributors to performance.

•

The Fund maintained a short position in U.S. Treasury futures contracts in order to manage interest rate risk. With interest rates falling during the period, as prices rose, this position had a small negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of October 31, 2014 ($15.18)[1]	6.56%
Tax Equivalent Yield[2]	11.59%
Current Monthly Distribution per Common Share[3]	$0.083
Current Annualized Distribution per Common Share[3]	$0.996
Economic Leverage as of October 31, 2014[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock MuniHoldings Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$15.18	$14.84	2.29%	$15.44	$14.78
Net Asset Value	$16.29	$15.61	4.36%	$16.47	$15.61

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
Transportation	21%	19%
Health	17	21
State	17	14
County/City/Special District/School District	15	15
Utilities	11	10
Education	8	10
Corporate	7	7
Tobacco	3	3
Housing	1	1

Credit Quality Allocation[1]	10/31/14	4/30/14
AAA/Aaa	7%	9%
AA/Aa	49	43
A	22	26
BBB/Baa	11	11
BB/Ba	3	2
B	2	3
Not Rated[2]	6	6

[1]

The investment advisor evaluates the credit quality of unrated investments based highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated Investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2014 and April 30, 2014, the market value of these securities was $5,238,548 and $15,305,545, each representing 6%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	5%
2015	1
2016	4
2017	7
2018	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	13

Fund Summary as of October 31, 2014	BlackRock MuniHoldings Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended October 31, 2014, the Fund returned 6.18% based on market price and 7.36% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 5.65% based on market price and 7.38% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s use of leverage provided both incremental return and income in an environment of declining interest rates. (Bond prices rise when rates fall.) With the yield curve flattening (long rates falling more than short and intermediate rates), the Fund’s duration positioning (sensitivity to interest rate movements) also aided performance. In particular, longer-maturity holdings in the transportation, utilities, tax-backed, and health care sectors experienced the best price performance on an absolute basis.

•

The Fund maintained a small short position in U.S. Treasury futures contracts in order to manage interest rate risk. With interest rates falling during the past six months, as prices rose, this position had a small negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of October 31, 2014 ($13.26)[1]	6.11%
Tax Equivalent Yield[2]	10.80%
Current Monthly Distribution per Common Share[3]	$0.0675
Current Annualized Distribution per Common Share[3]	$0.8100
Economic Leverage as of October 31, 2014[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock MuniHoldings Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$13.26	$12.88	2.95%	$13.39	$12.66
Net Asset Value	$14.76	$14.18	4.09%	$14.98	$14.18

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
Transportation	33%	33%
County/City/Special District/School District	28	27
Utilities	15	19
State	10	9
Health	9	7
Education	3	2
Housing	1	2
Tobacco	1	1
Credit Quality Allocation[1]	10/31/14	4/30/14
AAA/Aaa	6%	6%
AA/Aa	67	67
A	24	25
BBB/Baa	3	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	—
2015	3%
2016	3
2017	—
2018	27

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	15

Fund Summary as of October 31, 2014	BlackRock Muni Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended October 31, 2014, the Fund returned 2.67% based on market price and 5.97% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 2.06% based on market price and 5.24% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. In addition, the Fund’s use of leverage provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall). The Fund’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Fund’s positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally outperformed those with shorter maturities. Bonds rated in the mid-investment grade category contributed significantly to returns, followed by more highly-rated bonds. Concentrations in the tax-backed, health care and transportation sectors also were among the leading contributors to performance.

•	In the strong market environment, there were no material detractors from the Fund’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of October 31, 2014 ($14.52)[1]	5.66%
Tax Equivalent Yield[2]	10.00%
Current Monthly Distribution per Common Share[3]	$0.0685
Current Annualized Distribution per Common Share[3]	$0.8220
Economic Leverage as of October 31, 2014[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Muni Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$14.52	$14.55	(0.21)%	$14.77	$13.93
Net Asset Value	$16.11	$15.64	3.01%	$16.38	$15.62

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
County/City/Special District/School District	24%	24%
Transportation	21	20
State	16	16
Health	11	12
Education	8	9
Utilities	8	8
Corporate	8	7
Housing	2	2
Tobacco	2	2

Credit Quality Allocation[1]	10/31/14	4/30/14
AAA/Aaa	4%	3%
AA/Aa	52	48
A	33	35
BBB/Baa	6	8
BB/Ba	1	1
B	1	1
Not Rated[2]	3	4

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2014 and April 30, 2014, the market value of these securities was $4,537,441, representing less than 1% and $4,453,656, representing less than 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	4%
2015	3
2016	4
2017	6
2018	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	17

Fund Summary as of October 31, 2014	BlackRock MuniVest Fund II, Inc.

Fund Overview

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended October 31, 2014, the Fund returned 5.60% based on market price and 7.84% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 5.65% based on market price and 7.38% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings. Leverage, which represents a significant element of the Fund’s investment strategy, provided both incremental return and income in an environment of declining interest rates. (Bond prices rise as yields fall). The Fund’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Fund’s positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally outperformed those with shorter maturities. Investment grade bonds represent the bulk of the Fund’s holdings, which contributed significantly to overall results. Concentrations in the transportation, health care, utilities, tax-backed and corporate-related sectors also were among the leading contributors to performance.

•

The Fund maintained a short position in U.S. Treasury futures contracts in order to manage interest rate risk. With interest rates falling during the period, as prices rose, this position had a small negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of October 31, 2014 ($15.48)[1]	6.43%
Tax Equivalent Yield[2]	11.36%
Current Monthly Distribution per Common Share[3]	$0.083
Current Annualized Distribution per Common Share[3]	$0.996
Economic Leverage as of October 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

BlackRock MuniVest Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/14	4/30/14	Change	High	Low
Market Price	$15.48	$15.16	2.11%	$15.93	$15.14
Net Asset Value	$16.11	$15.45	4.27%	$16.26	$15.45

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	10/31/14	4/30/14
Transportation	24%	21%
Health	18	20
State	14	15
Utilities	13	12
County/City/Special District/School District	11	11
Corporate	8	8
Education	7	8
Tobacco	3	3
Housing	2	2

Credit Quality Allocation[1]	10/31/14	4/30/14
AAA/Aaa	8%	8%
AA/Aa	50	42
A	21	28
BBB/Baa	11	10
BB/Ba	3	3
B	2	3
Not Rated[2]	5	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2014 and April 30, 2014 the market value of unrated securities deemed by the investment advisor to be investment grade was $4,074,912 and $4,021,023, representing less than 1% and 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	3%
2015	1
2016	3
2017	8
2018	13

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	19

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.8%
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/17	$895	$901,175
5.25%, 1/01/19	2,000	2,017,600
5.50%, 1/01/21	1,215	1,225,692
4.75%, 1/01/25	3,145	3,114,808
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	3,745	4,077,781
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	2,165	2,532,877

		13,869,933
Alaska — 1.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,435	1,432,833
5.00%, 6/01/32	1,500	1,193,880
5.00%, 6/01/46	4,000	2,991,400

		5,618,113
Arizona — 1.0%
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.30%, 7/01/42	500	534,845
Great Hearts Academies — Veritas Project, 6.40%, 7/01/47	425	456,522
Legacy Traditional Schools, Series A, 6.50%, 7/01/34 (a)	570	637,642
Legacy Traditional Schools, Series A, 6.75%, 7/01/44 (a)	1,000	1,129,900
City of Show Low Arizona, Special Assessment Bonds, Improvement District No. 5, 6.38%, 1/01/15	50	50,351
County of Maricopa Arizona IDA, RB, Arizona Charter School Project 1, Series A, 6.63%, 7/01/20	755	733,626
University Medical Center Corp., RB:
6.25%, 7/01/29	820	953,045
6.50%, 7/01/39	500	584,435

		5,080,366
California — 4.3%
California Municipal Finance Authority, Urban Discovery Academy Project (a):
5.50%, 8/01/34	315	317,574
6.00%, 8/01/44	665	670,785
6.13%, 8/01/49	580	584,512
Municipal Bonds	Par (000)	Value
California (concluded)
California School Finance Authority, RB:
Alliance for College Ready Public School — 2023 Union LLC Project, Series A, 6.40%, 7/01/48	1,570	1,785,624
Value Schools, 6.65%, 7/01/33	435	472,828
Value Schools, 6.90%, 7/01/43	975	1,067,303
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39	2,175	2,476,629
California Statewide Financing Authority, RB, Tobacco Settlement, Series B, 6.00%, 5/01/43	1,650	1,649,818
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	900	1,111,698
6.50%, 5/01/42	2,220	2,718,346
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	375	441,439
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	2,885	3,276,437
Golden State Tobacco Securitization Corp., Refunding RB, 5.75%, 6/01/47	4,020	3,265,486
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	2,000	1,974,400

		21,812,879
Colorado — 1.5%
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	5,985	6,011,274
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,500	1,688,205

		7,699,479
Connecticut — 0.5%
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	2,755	2,751,088
Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,000	1,137,610
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,620	2,802,352

		3,939,962

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGC	Assured Guaranty Corp.	HFA	Housing Finance Agency
	AGM	Assured Guaranty Municipal Corp.	HRB	Housing Revenue Bonds
	AMBAC	American Municipal Bond Assurance Corp.	HUD	Department of Housing and Urban Development
	AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
	ARB	Airport Revenue Bonds	IDB	Industrial Development Board
	BARB	Building Aid Revenue Bonds	ISD	Independent School District
	BHAC	Berkshire Hathaway Assurance Corp.	LRB	Lease Revenue Bonds
	CAB	Capital Appreciation Bonds	M/F	Multi-Family
	COP	Certificates of Participation	MRB	Mortgage Revenue Bonds
	EDA	Economic Development Authority	NPFGC	National Public Finance Guarantee Corp.
	EDC	Economic Development Corp.	PSF-GTD	Permanent School Fund Guaranteed
	ERB	Education Revenue Bonds	RB	Revenue Bonds
	GARB	General Airport Revenue Bonds	S/F	Single-Family
	GO	General Obligation Bonds	Syncora	Syncora Guarantee
	HDA	Housing Development Authority

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
District of Columbia — 0.9%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	$1,665	$1,667,764
7.50%, 1/01/39	1,615	1,617,003
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	1,055	1,213,049

		4,497,816
Florida — 9.8%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43	1,600	1,656,272
Capital Trust Agency, Inc., RB, 1st Mortgage, Silver Creek St. Augustine Project:
8.25%, 1/01/44	515	552,178
8.25%, 1/01/49	1,105	1,183,234
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 5/15/44 (a)	2,510	2,785,171
County of Hillsborough Florida IDA, RB, National Gypsum Co., AMT:
Series A, 7.13%, 4/01/30	3,000	3,020,520
Series B, 7.13%, 4/01/30	1,560	1,562,012
County of Palm Beach Florida Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33	3,500	3,882,025
Florida Development Finance Corp., RB, Renaissance Charter School, Series A:
5.75%, 6/15/29	690	681,230
6.00%, 6/15/34	835	824,512
6.13%, 6/15/44	3,220	3,119,343
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 5/01/43	2,000	2,070,340
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	410	411,353
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel U.S. Inc., AMT, 5.30%, 5/01/37	4,500	4,508,235
Jacksonville Economic Development Commission, Refunding RB, Florida Proton Therapy Institute, Series A, 6.00%, 9/01/17	720	804,629
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	1,485	1,896,315
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	4,550	5,539,989
Midtown Miami Community Development District, Refunding, Special Assessment Bonds:
Series A, 5.00%, 5/01/37	850	888,913
Series B, 5.00%, 5/01/37	500	522,890
Palm Beach County Health Facilities Authority, Refunding RB, Series A, 7.25%, 6/01/34	500	566,665
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (b)(c)	4,650	1,953,467
Tampa Palms Open Space and Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 5/01/18	1,075	1,076,355
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Series A2, 0.00%, 5/01/39 (d)	250	183,100
Series A3, 0.00%, 5/01/40 (d)	585	349,105
Series A4, 0.00%, 5/01/40 (d)	305	134,734
Series A1, 6.65%, 5/01/40	910	928,528
Municipal Bonds	Par (000)	Value
Florida (concluded)
Tolomato Community Development District, Convertible CAB (b)(c):
Series 1, 6.65%, 5/01/40	50	51,316
Series 2, 6.65%, 5/01/40	2,110	1,252,897
Series 3, 6.65%, 5/01/40	710	7
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 5/01/31	1,660	2,031,724
7.00%, 5/01/41	2,830	3,482,739
5.50%, 5/01/42	1,295	1,411,045

		49,330,843
Georgia — 2.2%
City of Atlanta Georgia, Tax Allocation Bonds, Princeton Lakes Project, 5.50%, 1/01/31	1,035	1,047,275
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	2,745	2,902,673
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	3,365	4,203,390
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2:
6.38%, 11/15/29	700	812,553
6.63%, 11/15/39	880	1,016,338
Private Colleges & Universities Authority, RB, Savannah College of Art & Design, 5.00%, 4/01/44	1,175	1,264,488

		11,246,717
Guam — 1.5%
Guam Government Waterworks Authority, RB, Water & Wastewater System:
5.25%, 7/01/33	1,450	1,631,294
5.50%, 7/01/43	2,415	2,725,110
Guam Government Waterworks Authority, Refunding RB, Water & Wastewater System, 6.00%, 7/01/15 (e)	1,265	1,311,843
Territory of Guam, GO, Series A:
6.00%, 11/15/19	615	679,470
7.00%, 11/15/39	1,115	1,287,145

		7,634,862
Illinois — 4.6%
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	3,450	3,558,882
Illinois Finance Authority, Refunding RB:
CAB, Clare Water Tower, Series B, 0.00%, 5/15/50 (b)(c)(f)	1,214	12
Clare Water Tower, Series A-7, 6.13%, 5/15/41 (b)(c)	3,129	31
Friendship Village of Schaumburg, 7.25%, 2/15/45	4,000	4,286,720
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,395	2,512,140
Primary Health Care Centers Program, 6.60%, 7/01/24	1,175	1,191,544
Rogers Park Montessori School Project, Series 2014, 6.00%, 2/01/34	365	375,392
Rogers Park Montessori School Project, Series 2014, 6.13%, 2/01/45	860	872,934
Roosevelt University Project, 6.50%, 4/01/44	4,170	4,568,610
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,400	1,637,580
6.00%, 6/01/28	710	833,128

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	21

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 3/01/34	$1,800	$1,837,764
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,420	1,421,065

		23,095,802
Indiana — 1.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	825	940,805
7.00%, 1/01/44	2,000	2,284,760
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/44	470	494,957
5.00%, 7/01/48	1,555	1,634,119

		5,354,641
Iowa — 3.3%
Iowa Finance Authority, Refunding RB:
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	4,090	4,333,559
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	2,190	2,356,944
Sunrise Retirement Community Project, 5.50%, 9/01/37	1,355	1,359,160
Sunrise Retirement Community Project, 5.75%, 9/01/43	2,115	2,147,423
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, CAB, Series B, 5.60%, 6/01/34	1,200	1,068,360
Asset-Backed, Series C, 5.63%, 6/01/46	1,565	1,316,447
Series C, 5.38%, 6/01/38	4,900	4,063,080

		16,644,973
Kentucky — 0.9%
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing, First Tier, Series A, 5.75%, 7/01/49	4,000	4,552,560
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	5,000	5,598,200
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	1,855	2,082,423
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 5/15/35	5,570	6,106,057

		13,786,680
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	2,955	3,306,970
Maryland — 2.5%
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,840	3,138,399
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	3,615	3,896,753
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	4,785	5,291,205

		12,326,357
Municipal Bonds	Par (000)	Value
Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB, Series A:
Foxborough Regional Charter School, 7.00%, 7/01/42	1,025	1,162,791
North Hill Communities Issue, 6.50%, 11/15/43	2,020	2,131,403
Massachusetts Development Finance Agency, Refunding RB, Tufts Medical Center, Series I, 6.75%, 1/01/36	1,490	1,772,787

		5,066,981
Michigan — 2.7%
City of Detroit Michigan, GO, Taxable Capital Improvement, Limited Tax:
Series A-1, 5.00%, 4/01/16 (b)(c)	650	182,065
Series A-2, 8.00%, 4/01/15	3,185	892,119
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	2,785	2,989,920
Michigan Finance Authority, RB, Detroit Water and Sewerage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	415	426,678
Michigan Finance Authority, Refunding RB, Detroit Water and Sewage Department, Project, Senior Lien C-1, 5.00%, 7/01/44	920	966,534
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (e)	6,310	8,068,029

		13,525,345
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,785	2,109,370
Woodbury Housing & Redevelopment Authority, RB, 5.13%, 12/01/44	945	928,245

		3,037,615
Missouri — 1.0%
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	2,315	2,668,986
Lees Summit Industrial Development Authority, RB, John Knox Obligated Group, 5.25%, 8/15/39	2,235	2,267,296

		4,936,282
New Jersey — 4.2%
New Jersey EDA, RB:
AMT, ACR Energy Partners, Series A, 10.50%, 6/01/32 (a)	1,940	967,090
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,250	2,741,692
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	2,155	2,383,883
Team Academy Charter School Project, 6.00%, 10/01/43	1,530	1,722,092
New Jersey EDA, Refunding RB, Series A, 6.00%, 8/01/49 (a)	500	507,430
New Jersey Health Care Facilities Financing Authority, Refunding RB:
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	2,650	3,007,405
St. Joseph’s Healthcare System, 6.63%, 7/01/38	4,090	4,525,258
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.63%, 6/01/26	2,000	1,830,560

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A (concluded):
5.00%, 6/01/29	$3,735	$3,194,359

		20,879,769
New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,970	2,793,285
New York — 7.2%
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 8.00%, 8/01/28 (g)	1,765	1,938,976
British Airways PLC Project, 7.63%, 12/01/32	4,130	4,152,508
City of New York New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series C-1:
6.50%, 7/01/24	610	611,067
6.63%, 7/01/29	1,100	1,100,077
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	3,695	4,104,443
County of Dutchess New York Industrial Development Agency, Refunding RB, 5.00%, 8/01/46	5,000	5,035,350
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,452	1,609,868
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	2,000	2,424,740
New York Liberty Development Corp., Refunding RB:
7.25%, 11/15/44 (a)(h)	3,130	3,356,831
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,270	1,437,780
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)(h)	5,900	5,927,612
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)(h)	455	462,084
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)(h)	1,080	1,105,132
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	1,335	1,374,810
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	1,340	1,561,167

		36,202,445
North Carolina — 1.5%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Series A:
Deerfield Project, 6.13%, 11/01/38	4,565	5,023,006
Retirement Facilities Whitestone Project, 7.75%, 3/01/31	1,000	1,146,740
Retirement Facilities Whitestone Project, 7.75%, 3/01/41	1,420	1,604,146

		7,773,892
North Dakota — 0.5%
City of Williston North Dakota, RB, Eagle Crest Apartments LLC Project, 7.75%, 9/01/38	2,155	2,277,275
Ohio — 2.5%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed Bonds, Series A-2:
5.75%, 6/01/34	6,745	5,311,350
6.00%, 6/01/42	3,040	2,394,882

Municipal Bonds	Par (000)	Value
Ohio (concluded)
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	$4,880	$4,952,224

		12,658,456
Oklahoma — 0.3%
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	1,305	1,369,872
Oregon — 0.6%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront:
5.40%, 10/01/44	1,245	1,302,743
5.50%, 10/01/49	1,765	1,843,172

		3,145,915
Pennsylvania — 4.2%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	4,170	4,449,056
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/36	2,000	2,113,840
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	6,165	6,841,239
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,223,962
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	2,705	2,767,188
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	2,110	2,286,333
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	1,250	1,250,800

		20,932,418
Puerto Rico — 1.0%
Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.00%, 7/01/35	6,000	5,249,760
Rhode Island — 0.8%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35 (b)(c)	4,190	2,294,779
Tobacco Settlement Financing Corp, RB, Series 2002-A, Class C, 6.25%, 6/01/42	1,590	1,589,809

		3,884,588
South Carolina — 1.3%
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	5,850	6,662,565
Texas — 12.1%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (b)(c)	5,080	406,400
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 1/01/28 (f)	1,000	563,800
CAB, 0.00%, 1/01/29 (f)	2,000	1,073,620
CAB, 0.00%, 1/01/30 (f)	1,170	598,408
CAB, 0.00%, 1/01/33 (f)	3,690	1,598,028
CAB, 0.00%, 1/01/34 (f)	4,000	1,620,560
Senior Lien, 5.75%, 1/01/25	675	755,143
Senior Lien, 6.25%, 1/01/46	2,210	2,573,633

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	23

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
City of Houston Texas Airport System, RB, Special Facilities, Continental Airlines, Inc., AMT, Series A, 6.63%, 7/15/38 (c)	$2,890	$3,256,076
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	910	960,632
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	955	1,063,975
5.75%, 8/15/41	720	810,151
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	5,040	5,781,082
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	475	546,606
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (f)	10,000	2,792,000
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	2,090	2,403,751
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	1,745	1,957,070
Senior Living Center Project, 8.25%, 11/15/44	4,200	4,016,460
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 1/01/46	3,080	3,361,112
Decatur Hospital Authority, Refunding RB, 5.25%, 9/01/44	735	762,974
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	860	971,327
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 2/15/42	810	822,199
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 4/01/36	1,210	1,386,551
6.00%, 4/01/45	1,845	2,116,363
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.25%, 12/01/47	1,600	1,723,152
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (f)	2,110	690,497
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	4,425	4,655,410
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42	2,895	2,726,743
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	900	905,427
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,775	4,553,027
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,551,940

		61,004,117
Utah — 0.6%
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,950	3,151,101
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	770	802,456
Municipal Bonds	Par (000)	Value
Virginia — 2.7%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	2,500	2,584,275
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 3/01/26	1,485	1,719,972
6.88%, 3/01/36	1,300	1,503,645
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	6,805	7,726,805

		13,534,697
Washington — 0.6%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,577,089
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,495	1,561,557

		3,138,646
Wisconsin — 0.5%
Public Finance Authority, RB, Rose Villa Project, Series A:
5.75%, 11/15/44	430	446,430
6.00%, 11/15/49	270	284,567
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. Johns Communities, Inc., Series A:
7.25%, 9/15/29	425	501,593
7.63%, 9/15/39	855	1,018,852

		2,251,442
Total Municipal Bonds — 88.9%		446,828,963

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Colorado — 2.5%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 1/01/40	11,475	12,485,144
District of Columbia — 1.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (j)	6,679	7,987,720
Florida — 3.3%
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/33	15,000	16,737,450
Illinois — 3.0%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A (NPFGC), 5.00%, 1/01/33 (j)	6,510	6,819,746
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	7,180	8,326,431

		15,146,177
New York — 13.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	14,181	15,796,414

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (concluded)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution (concluded):
Series EE, 5.50%, 6/15/43	$7,605	$8,953,291
Series HH, 5.00%, 6/15/31 (j)	8,609	9,850,055
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	4,520	5,203,862
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	18,105	20,686,773
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	6,600	7,680,222

		68,170,617
Washington — 1.7%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	7,966	8,830,313
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.7%		129,357,421
Total Long-Term Investments (Cost — $542,531,821) — 114.6%		576,186,384
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	826,419	826,419
Total Short-Term Securities (Cost — $826,419) — 0.2%		826,419
Total Investments (Cost — $543,358,240) — 114.8%		577,012,803
Liabilities in Excess of Other Assets — (0.6)%		(3,059,089)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.2)%		(71,163,224)

Net Assets Applicable to Common Shares — 100.0%		$502,790,490

Notes to Schedule of Investments
(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Zero-coupon bond.

(g)	Variable rate security. Rate shown is as of report date.

(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs & Co.	$10,851,659	$286,659

(i)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on January 1, 2015 to November 15, 2019 is $21,577,964

(k)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
FFI Institutional Tax-Exempt Fund	259,703	566,716	826,419	$1,338

(l)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(375)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$47,384,766	$119,078

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	25

Schedule of Investments (concluded)	BlackRock MuniAssets Fund, Inc. (MUA)

entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer Note 2 of Note to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$576,186,384	—	$576,186,384
Short-Term Securities	$826,419	—	—	826,419

Total	$826,419	$576,186,384	—	$577,012,803

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$119,078	—	—	$119,078
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$473,000	—	—	$473,000
Liabilities:
TOB trust certificates	—	$(71,144,505)	—	(71,144,505)

Total	$473,000	$(71,144,505)	—	$(70,671,505)

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.50%, 1/01/22	$2,750	$2,774,200
4.75%, 1/01/25	2,200	2,178,880

		4,953,080
Alaska — 0.8%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	400	415,100
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,121,066
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	1,200	1,445,640

		2,981,806
Arizona — 1.3%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,300	1,333,813
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	2,700	2,993,274
5.00%, 10/01/29	400	440,728

		4,767,815
California — 19.2%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC):
5.40%, 10/01/24	10,185	11,001,633
5.45%, 10/01/25	3,700	3,989,377
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	5,983,450
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 8/01/37 (a)	2,400	812,232
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	550	640,381
Sutter Health, Series B, 5.88%, 8/15/31	1,200	1,444,944
California Health Facilities Financing Authority, Refunding RB, St. Joseph’s Health System, Series A, 5.00%, 7/01/37	1,090	1,235,668
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,480	1,632,248
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,420	1,574,042
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	850	967,580
County of Orange California Sanitation District, COP, Series B (AGM):
5.00%, 2/01/30	1,500	1,632,720
5.00%, 2/01/31	900	973,980
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,175	2,671,161
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,300	1,432,262
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (b)	2,500	1,619,475

Municipal Bonds	Par (000)	Value
California (concluded)
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36 (a)	$3,750	$1,524,975
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/38 (a)	5,000	1,828,450
San Diego California Unified School District, GO (a):
Election of 2008, Series C, 0.00%, 7/01/38	1,600	585,920
Election of 2008, Series G, 0.00%, 7/01/34	650	254,696
Election of 2008, Series G, 0.00%, 7/01/35	690	253,713
Election of 2008, Series G, 0.00%, 7/01/36	1,035	357,458
Election of 2008, Series G, 0.00%, 7/01/37	690	224,719
San Diego California Unified School District, GO, Refunding, CAB, Series R-1 (a):
Election of 2008, 0.00%, 7/01/31	1,280	672,410
0.00%, 7/01/30	5,000	2,755,350
San Diego Community College District California, GO, CAB, Election of 2006 (a):
0.00%, 8/01/31	2,145	978,635
0.00%, 8/01/32	2,680	1,136,508
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	700	786,303
5.00%, 8/01/38	600	665,838
San Mateo County Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 0.00%, 9/01/30 (a)	12,740	7,241,416
State of California, GO, Refunding, Various Purpose:
5.00%, 2/01/38	2,500	2,783,875
5.00%, 10/01/41	1,000	1,122,070
State of California, GO, Various Purpose, 5.00%, 4/01/42	1,000	1,110,310
State of California Public Works Board, LRB, Various Judicial Council Projects, Series A, 5.00%, 3/01/38	710	791,259
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 8/01/36 (a)	5,500	2,076,470
West Basin Municipal Water District California, COP, Refunding, Series B (AGC), 5.00%, 8/01/30	5,035	5,581,197

		70,342,725
Colorado — 1.7%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	2,000	2,225,620
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	3,465	3,831,147

		6,056,767
District of Columbia — 1.6%
District of Columbia, RB, Series B-1 (NPFGC), 5.00%, 2/01/31	5,480	5,677,499
Florida — 9.9%
County of Alachua Florida Health Facilities Authority, RB, 5.00%, 12/01/44	735	801,209
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	850	958,349
County of Collier Florida School Board, COP, (AGM), 5.00%, 2/15/16 (b)	3,000	3,182,340
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	2,625	2,847,364
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,450	1,711,638

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	27

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	$4,050	$4,523,485
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,123,498
5.38%, 10/01/32	3,160	3,506,020
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	1,400	1,599,640
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	2,025	2,446,038
Series B, AMT, 6.00%, 10/01/30	640	777,485
Series B, AMT, 6.25%, 10/01/38	415	506,736
Series B, AMT, 6.00%, 10/01/42	660	775,474
County of Miami-Dade Florida Aviation, Refunding ARB, AMT:
5.00%, 10/01/34	190	211,175
Miami International Airport, Series A (AGC), 5.00%, 10/01/40	3,900	4,037,748
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	2,000	2,316,480
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	275	306,966
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	2,000	2,271,440
5.38%, 10/01/29	1,050	1,211,752
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,000	1,083,700

		36,198,537
Georgia — 3.5%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,150	1,242,000
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 1/01/25	7,475	10,331,721
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/30	280	311,536
5.00%, 4/01/31	190	210,279
5.00%, 4/01/33	140	153,423
5.00%, 4/01/44	625	672,600

		12,921,559
Illinois — 21.8%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	5,110	5,830,663
Series B-2, AMT (Syncora), 6.00%, 1/01/29	1,460	1,466,147
City of Chicago Illinois, GO, Refunding, Series A:
5.25%, 1/01/33	2,700	2,817,558
5.00%, 1/01/34	5,750	5,876,902
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	400	414,664
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	3,425	3,623,273
City of Chicago Illinois Park District, GO, Harbor Facilities Revenue, Series C, 5.25%, 1/01/40	550	595,331
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	900	1,016,541
Sales Tax Receipts, 5.25%, 12/01/36	595	673,760
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	285	313,973
Municipal Bonds	Par (000)	Value
Illinois (concluded)
County of Cook Illinois Forest Preserve District, GO, Series C, 5.00%, 12/15/37	$330	$362,390
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 8/15/34	650	740,604
6.00%, 8/15/41	1,000	1,155,720
Illinois HDA, RB, Liberty Arms Senior Apartments, M/F Housing, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,140	2,145,928
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/35	1,000	1,071,790
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC):
5.50%, 6/15/15 (b)	5,130	5,350,641
5.50%, 6/15/30	12,490	12,930,148
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, GO, Refunding, 5.25%, 1/01/33	9,145	10,321,321
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Explosion Project, Series A (NPFGC) (a):
0.00%, 12/15/26	5,000	3,131,900
0.00%, 12/15/33	9,950	4,264,570
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B:
CAB (AGM), 0.00%, 6/15/44 (a)	3,450	839,143
4.25%, 6/15/42	2,140	2,146,377
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	675	792,059
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	6,455	7,459,979
State of Illinois, GO:
5.25%, 2/01/33	830	904,816
5.50%, 7/01/33	820	907,387
5.25%, 2/01/34	830	902,808
5.50%, 7/01/38	445	487,311
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	905	1,010,767

		79,554,471
Indiana — 1.5%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,100	1,262,316
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/40	890	937,259
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	515	542,347
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.25%, 1/01/29	600	672,714
5.50%, 1/01/38	1,825	2,056,483

		5,471,119
Iowa — 3.6%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	5,725	6,564,857
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	2,865	3,120,730
5.70%, 12/01/27	1,300	1,416,051
5.80%, 12/01/29	880	957,211
5.85%, 12/01/30	915	994,285

		13,053,134

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana — 0.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A, 5.00%, 2/01/43	$660	$735,379
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,250	1,442,875

		2,178,254
Massachusetts — 3.7%
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,150	1,198,323
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Series A:
Senior, 5.00%, 5/15/43	1,280	1,444,825
(AGM), 5.00%, 8/15/15 (b)	7,500	7,786,200
(AGM), 5.00%, 8/15/30	85	87,841
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,700	2,954,691

		13,471,880
Michigan — 2.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	2,500	2,798,725
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	400	439,908
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	1,994,712
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	163,753
Series I-A, 5.38%, 10/15/41	700	791,924
Series II-A (AGM), 5.25%, 10/15/36	900	1,014,219
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	880	939,990
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/39	380	421,659

		8,564,890
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,500	2,939,725
Nebraska — 1.7%
Central Plains Energy Project, RB, Gas Project No. 3:
5.00%, 9/01/32	5,000	5,459,600
5.25%, 9/01/37	750	823,575

		6,283,175
Nevada — 1.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	850	992,843
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	500	561,535
(AGM), 5.25%, 7/01/39	3,800	4,295,330
County of Clark Nevada, RB, Southwest Gas Corp. Project, Series A, AMT (NPFGC), 4.75%, 9/01/36	75	75,848

		5,925,556
New Jersey — 9.3%
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	3,125	3,184,844
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey EDA, RB (concluded):
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	7,800	7,949,370
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	685	748,561
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	895	990,058
School Facilities Construction (AGC), 6.00%, 12/15/18 (b)	1,975	2,374,542
School Facilities Construction (AGC), 6.00%, 12/15/34	25	28,977
School Facilities Construction, Series UU, 5.00%, 6/15/34	570	618,923
School Facilities Construction, Series UU, 5.00%, 6/15/40	1,420	1,533,600
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/26	600	678,534
5.75%, 12/01/27	3,870	4,418,263
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,230	1,264,317
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,460	1,637,142
Transportation Program, Series AA, 5.50%, 6/15/39	1,150	1,306,113
Transportation System, CAB, Series A, 0.00%, 12/15/29 (a)	4,360	2,237,639
Transportation System, Series A, 5.50%, 6/15/41	2,000	2,233,280
Transportation System, Series B, 5.00%, 6/15/42	2,500	2,650,050

		33,854,213
New York — 5.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,425	1,601,002
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,600	1,837,728
City of New York New York Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	2,750	3,162,197
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,480	1,737,402
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/28	1,500	1,663,815
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	700	805,973
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	4,000	4,849,480
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,200	1,398,408
State of New York HFA, RB, Affordable M/F Housing, Series B, AMT, 5.30%, 11/01/37	2,500	2,586,025

		19,642,030
Ohio — 1.2%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	530	654,486

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	29

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Ohio (concluded)
State of Ohio Turnpike Commission, RB, CAB, Junior Lien, Infrastructure Projects, Series A-2, 0.00%, 2/15/37 (a)	$10,000	$3,749,400

		4,403,886
Pennsylvania — 1.2%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	1,600	1,758,592
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	620	698,988
Series C, 5.50%, 12/01/33	555	664,590
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	575	682,071
Philadelphia School District, GO, Series E, 6.00%, 9/01/18 (b)	100	453,547

		4,257,788
South Carolina — 6.8%
Charleston Educational Excellence Finance Corp., RB (AGC) (b):
5.25%, 12/01/15	2,765	2,915,305
5.25%, 12/01/15	1,010	1,064,904
5.25%, 12/01/15	3,120	3,289,603
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	115	134,594
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,000	3,400,920
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	8,725	9,936,902
Series E, 5.50%, 12/01/53	745	845,255
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper:
Series A, 5.50%, 1/01/38	1,000	1,138,800
Series B, 5.00%, 12/01/38	2,080	2,322,486

		25,048,769
Tennessee — 2.1%
Memphis Center City Revenue Finance Corp., RB, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	1,730	1,990,625
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/29	5,000	5,860,250

		7,850,875
Texas — 13.6%
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	2,100	2,506,329
5.38%, 11/15/38	1,350	1,540,012
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	575	646,392
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (a)	2,130	804,608
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	866,505
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,975	2,133,336
Series D, 5.00%, 11/01/42	1,500	1,609,725
Series H, 5.00%, 11/01/32	3,000	3,283,080
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	975	1,118,735
Municipal Bonds	Par (000)	Value
Texas (concluded)
Leander Independent School District, GO, CAB, Refunding, Series D, 0.00%, 8/15/38 (a)	3,420	1,176,446
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,725	1,889,548
North Texas Tollway Authority, RB, Series B, 0.00%, 9/01/43 (a)	14,000	2,856,280
North Texas Tollway Authority, Refunding RB, 1st Tier System:
Series A, 6.00%, 1/01/28	2,795	3,285,019
Series A (NPFGC), 5.75%, 1/01/40	1,600	1,785,776
Series K-1 (AGC), 5.75%, 1/01/38	3,800	4,353,736
Series K-2 (AGC), 6.00%, 1/01/38	4,015	4,648,607
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (a):
0.00%, 9/15/35	4,990	1,922,447
0.00%, 9/15/36	11,525	4,176,660
0.00%, 9/15/37	8,245	2,809,896
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	1,190	1,302,871
5.00%, 12/15/32	1,000	1,085,330
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	3,750	4,042,875

		49,844,213
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	1,600	1,755,840
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	525	573,279
5.25%, 10/01/39	625	693,819

		3,022,938
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,375	1,531,956
Total Municipal Bonds — 117.8%		430,798,660

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Arizona — 0.8%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,200	1,351,632
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,500	1,640,280

		2,991,912
California — 2.6%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	1,999	2,179,946
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	2,810	3,112,412
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,500	2,754,350
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	404	467,600

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (concluded)
University of California, RB, Series O, 5.75%, 5/15/34	$840	$987,753

		9,502,061
Colorado — 2.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (d)	900	1,032,440
5.00%, 2/01/41	7,001	7,561,617

		8,594,057
District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (d)	1,005	1,188,061
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (d)	1,780	2,128,464
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,530	2,870,791

		6,187,316
Florida — 11.3%
City of Tallahassee Florida, RB, Energy System (NPFGC):
5.00%, 10/01/32 (d)	4,000	4,365,920
5.00%, 10/01/37	7,500	8,186,100
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,480	4,918,771
County of Miami-Dade Florida School Board, COP, Refunding, Series B (AGC), 5.00%, 5/01/33	10,000	10,965,600
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	4,621	5,234,500
County of Orange Florida School Board, COP, Series A:
(NPFGC), 5.00%, 8/01/31	2,000	2,117,400
(AGC), 5.50%, 8/01/34	3,544	3,992,071
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (d)	1,349	1,484,427

		41,264,789
Illinois — 3.2%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	2,000	2,157,900
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	270	291,168
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (d)	4,399	4,953,075
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	1,880	2,085,440
Series A, 5.00%, 1/01/38	2,138	2,388,788

		11,876,371
Louisiana — 1.6%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36 (b)	5,400	5,778,756
Michigan — 2.3%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	7,550	8,264,759
Nevada — 3.2%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (d)	3,778	4,400,699
County of Clark Nevada Water Reclamation District, GO, Series B:
Limited Tax, 5.75%, 7/01/34	1,829	2,163,204
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Nevada (concluded)
County of Clark Nevada Water Reclamation District, GO, Series B (concluded):
5.50%, 7/01/29	4,499	5,280,274

		11,844,177
New Jersey — 0.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (d)	1,840	2,037,231
New York — 4.9%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,260	1,450,535
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	5,680	6,327,477
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	1,665	1,932,416
Metropolitan Transportation Authority of New York, RB, Sub-Series D1, 5.25%, 11/15/44	3,470	3,958,160
Port Authority of New York & New Jersey, Refunding RB, Construction, 143rd Series, AMT, 5.00%, 10/01/30	2,500	2,582,175
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (d)	1,300	1,485,965

		17,736,728
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	580	660,255
South Carolina — 0.4%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (d)	1,275	1,451,970
Texas — 1.1%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	2,200	2,380,026
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (d)	1,600	1,747,744

		4,127,770
Utah — 1.5%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 16/15/36	5,000	5,574,850
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	350	397,257
Washington — 1.2%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	4,004	4,401,690
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	1,980	2,178,000
Series C, 5.25%, 4/01/39 (d)	1,430	1,572,196

		3,750,196
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.0%		146,442,145
Total Long-Term Investments (Cost — $521,702,588) — 157.8%		577,240,805

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	31

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (e)(f)	1,054,647	$1,054,647
Total Short-Term Securities (Cost — $1,054,647) — 0.3%		1,054,647
Total Investments (Cost — $522,757,235) — 158.1%		578,295,452
Other Assets Less Liabilities — 1.4%		5,034,386
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.5)%		(75,136,052)
VRDP Shares, at Liquidation Value — (39.0)%		(142,500,000)

Net Assets Applicable to Common Shares — 100.0%		$365,693,786

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires from February 1, 2016 to December 1, 2029 is $14,901,749

(e)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
FFI Institutional Tax-Exempt Fund	3,108,476	(2,053,829)	1,054,647	$645

(f)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(219)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$27,672,703	$229,685

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$577,240,805	—	$577,240,805
Short-Term Securities	$1,054,647	—	—	1,054,647

Total	$1,054,647	$577,240,805	—	$578,295,452

[1] See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (concluded)	BlackRock MuniEnhanced Fund, Inc. (MEN)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$229,685	—	—	$229,685
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$276,000	—	—	$276,000
Liabilities:
TOB trust certificates	—	$(75,113,873)	—	(75,113,873)
VRDP Shares	—	(142,500,000)	—	(142,500,000)

Total	$276,000	$(217,613,873)	—	$(217,337,873)

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	33

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 3.7%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.00%, 1/01/24	$4,550	$4,571,385
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	570	614,762
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,090	1,189,354
Sub-Lien, Series D, 6.00%, 10/01/42	1,000	1,088,860
Sub-Lien, Series D, 7.00%, 10/01/51	1,545	1,812,300

		9,276,661
Alaska — 0.5%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,241,431
Arizona — 2.7%
City of Show Low Arizona, Special Assessment Bonds, Improvement District No. 5, 6.38%, 1/01/15	40	40,280
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	1,800	1,708,434
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,283,480
5.00%, 12/01/37	2,360	2,667,367

		6,699,561
California — 13.2%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,530	1,781,425
Sutter Health, Series B, 6.00%, 8/15/42	2,200	2,659,976
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	875	1,005,489
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F, Series A:
5.25%, 8/15/39	105	115,539
5.25%, 8/15/49	265	289,682
California Pollution Control Financing Authority, RB (a):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	865	892,239
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	710	758,138
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	1,025	1,089,965
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.13%, 7/01/39	1,510	1,692,000
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	555	634,526
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	255	300,599
Montebello Unified School District, GO, CAB (NPFGC), 0.00%, 8/01/22 (b)	2,405	1,949,685
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29 (b)	3,475	2,059,146

Municipal Bonds	Par (000)	Value
California (concluded)
Sequoia Union High School District, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/16 (c)	$3,490	$3,791,466
State of California, GO, Various Purposes, 6.50%, 4/01/33	8,370	10,240,276
State of California Public Works Board, LRB, Various Capital Project:
Series I, 5.00%, 11/01/38	550	617,287
Sub-Series I-1, 6.38%, 11/01/34	820	1,012,610
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	2,040	2,013,888

		32,903,936
Colorado — 2.7%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,455	1,566,133
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,230	1,308,080
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	710	790,095
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,425	1,603,795
University of Colorado, RB, Series A, 5.38%, 6/01/38	1,250	1,446,238

		6,714,341
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/35	2,515	2,865,189
Delaware — 1.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	790	898,712
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,430	2,599,128

		3,497,840
District of Columbia — 3.6%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	1,520	1,623,056
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35 (b)	13,485	5,167,182
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	505	544,132
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	1,470	1,608,151

		8,942,521
Florida — 5.5%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	2,375	2,702,940
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	750	845,602
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,900	1,902,451
County of Miami-Dade Florida, RB, CAB, Series A (NPFGC), 0.00%, 10/01/37 (b)	910	279,443

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	$2,620	$2,988,948
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	450	495,662
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	2,095	2,550,830
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	620	434,893
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,525	1,548,226

		13,748,995
Georgia — 1.4%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	668,234
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	2,410	2,722,529

		3,390,763
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	945	1,061,811
Illinois — 17.7%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	2,000	2,282,060
Series C, 6.50%, 1/01/41	4,055	4,932,461
City of Chicago Illinois, GO, Project, 5.00%, 1/01/34	2,230	2,270,162
City of Chicago Illinois, GO, Refunding, Series A:
Project, 5.25%, 1/01/32	2,195	2,300,601
5.00%, 1/01/35	2,000	2,036,680
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	570	621,026
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	900	903,816
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	3,210	3,311,308
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	730	819,242
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,000	1,082,120
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	560	645,075
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	1,115	1,262,336
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36 (d)	2,340	2,644,411
Senior, Series C, 5.00%, 1/01/37 (d)	2,000	2,251,040
Series A, 5.00%, 1/01/38	1,610	1,798,354
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (b)	13,220	2,742,489
Series B (AGM), 5.00%, 6/15/50	3,070	3,236,425
Series B-2, 5.00%, 6/15/50	1,740	1,828,549
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	315	368,456
6.00%, 6/01/28	800	938,736
State of Illinois, GO:
5.00%, 2/01/39	1,100	1,160,764
Series A, 5.00%, 4/01/38	2,625	2,766,802
Municipal Bonds	Par (000)	Value
Illinois (concluded)
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	440	495,458
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	580	647,785
5.00%, 4/01/44	705	780,844

		44,127,000
Indiana — 4.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	560	638,607
7.00%, 1/01/44	1,355	1,547,925
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,275	2,610,699
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	310	326,461
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,030	1,082,407
Sisters of St. Francis Health Services, 5.25%, 11/01/39	585	648,560
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,300	1,470,482
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	775	888,282
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	880	981,367

		10,194,790
Iowa — 2.1%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	665	710,393
5.50%, 12/01/22	1,630	1,727,066
5.25%, 12/01/25	320	344,394
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,020	1,107,343
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,730	1,455,241

		5,344,437
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	1,520	1,745,522
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	705	795,684
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (e)	865	588,053

		1,383,737
Louisiana — 3.4%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	570	639,939
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	3,500	3,918,740

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	35

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	$430	$458,561
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	700	767,011
5.25%, 5/15/31	600	651,750
5.25%, 5/15/32	765	836,688
5.25%, 5/15/33	830	904,260
5.25%, 5/15/35	350	383,684

		8,560,633
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	210	224,190
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	300	323,382
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	820	906,748
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	1,520	1,692,003

		2,922,133
Massachusetts — 2.5%
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,165	1,372,510
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	1,575	1,618,029
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	255	287,222
Massachusetts HFA, RB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,900	2,911,455

		6,189,216
Michigan — 2.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	3,085	3,311,994
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	955	1,056,478
Michigan Finance Authority, Refunding RB, Detroit Water and Sewage Department, Project, Senior Lien C-1, 5.00%, 7/01/44	630	661,866
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	2,105	2,337,413

		7,367,751
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	2,135	2,522,972
Mississippi — 0.3%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	675	761,602
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	175	195,056
Municipal Bonds	Par (000)	Value
Missouri (concluded)
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	175	192,040

		387,096
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	575	631,407
New Hampshire — 1.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	3,035	3,518,172
New Jersey — 4.9%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,410	1,511,957
5.25%, 9/15/29	1,365	1,446,846
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,550	1,784,856
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/43	1,925	2,123,044
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,575	1,758,708
Series B, 5.25%, 6/15/36	1,705	1,887,367
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	365	411,530
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,215	1,201,246

		12,125,554
New York — 8.0%
City of New York New York Industrial Development Agency, ARB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,500	1,508,175
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	1,560	1,736,062
County of Dutchess New York Industrial Development Agency, Refunding RB, 5.00%, 8/01/46	3,800	3,826,866
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	264	292,422
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,450	1,652,072
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,715	1,970,089
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,740	1,966,966
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	850	962,293
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)(d)	3,000	3,014,040
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)(d)	245	248,815
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)(d)	605	619,078
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	900	1,048,545
6.00%, 12/01/42	875	1,014,151

		19,859,574

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	$970	$1,092,220
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	415	468,817

		1,561,037
Ohio — 0.2%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	470	519,026
Oklahoma — 0.3%
County of Epworth Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.13%, 4/01/42	975	799,061
Pennsylvania — 3.8%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	885	932,471
City of Philadelphia Pennsylvania IDA, RB:
Arbor House, Inc. Project, Series E, 6.10%, 7/01/33	1,065	1,073,967
Retirement Facilities, Saligman House Project, Section 8, Series C (HUD), 6.10%, 7/01/33	1,210	1,220,188
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	2,520	2,946,082
National Gypsum Co., Series B, AMT, 6.13%, 11/01/27	2,500	2,501,325
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	795	886,258

		9,560,291
South Carolina — 2.3%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	2,285	2,507,285
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,790	3,177,531

		5,684,816
Tennessee — 2.0%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	980	1,106,057
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	1,460	1,459,723
County of Shelby Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Childrens Research Hospital, 5.00%, 7/01/31	2,250	2,374,132

		4,939,912
Texas — 8.5%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	1,480	1,723,519
Sub-Lien, 5.00%, 1/01/33	250	268,158
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,691,160
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	1,050	1,205,337
Municipal Bonds	Par (000)	Value
Texas (concluded)
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	1,070	1,211,486
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	325	373,994
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	1,910	2,389,754
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	450	508,252
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (b)	1,400	458,150
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	4,190	4,408,173
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply:
5.50%, 8/01/24	1,100	1,317,547
5.50%, 8/01/25	1,120	1,349,298
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,412,200
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	2,012,766

		21,329,794
Vermont — 0.1%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.00%, 6/15/17	375	379,890
Virginia — 2.7%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,000	1,033,710
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 7/01/42	625	635,706
Residential Care Facility, 5.00%, 7/01/47	970	985,763
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	550	599,753
6.00%, 1/01/37	3,180	3,610,763

		6,865,695
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,625	1,899,024
Wisconsin — 3.1%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	4,980	5,907,973
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,710	1,905,197

		7,813,170
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	210	219,616
Total Municipal Bonds — 112.0%		279,780,167

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	37

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
California — 7.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	$2,270	$2,720,204
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (g)	1,845	2,086,898
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	6,600	7,550,004
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	4,122	4,690,161
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,620	1,784,819
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	748	865,926

		19,698,012
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	2,580	2,739,960
Series C-7, 5.00%, 9/01/36	1,650	1,754,923
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (g)	1,490	1,709,261

		6,204,144
Connecticut — 2.8%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	3,179	3,457,727
Series X-3, 4.85%, 7/01/37	3,262	3,538,727

		6,996,454
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,939	4,470,899
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	2,259	2,516,409
Massachusetts — 2.1%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,502	5,126,631
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (g)	1,409	1,614,845
New York — 6.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	1,110	1,282,353
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (g)	1,110	1,277,940
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,440	8,500,944
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (g)	4,460	5,189,968

		16,251,205
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	1,080	1,208,876
Ohio — 4.4%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	9,644	10,874,892
Texas — 4.8%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,720	1,917,748
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (g)	4,624	5,188,418
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	2,350	2,656,017
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	2,040	2,318,871

		12,081,054
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,518	2,763,900
Virginia — 2.6%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,749	4,176,555
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,095	2,301,041

		6,477,596
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,860	2,044,231
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., Obligated Group, Series C, 5.25%, 4/01/39 (g)	3,959	4,353,775
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.1%		102,682,923
Total Long-Term Investments (Cost — $342,960,086) — 153.1%		382,463,090

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (h)(i)	12,102,187	12,102,187
Total Short-Term Securities (Cost — $12,102,187) — 4.9%		12,102,187
Total Investments (Cost — $355,062,273) — 158.0%		394,565,277
Liabilities in Excess of Other Assets — (1.8)%		(4,358,760)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.7)%		(56,796,341)
VMTP Shares, at Liquidation Value — (33.5)%		(83,700,000)

Net Assets Applicable to Common Shares — 100.0%		$249,710,176

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc.	$356,661	$2,992
Goldman Sachs & Co.	$3,525,272	$30,272
Morgan Stanley & Co. LLC	$4,895,451	$(11,628)

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire from October 1, 2016 to February 15, 2031 is $11,665,091.

(h)	Investments in issuers considered to be an affiliate of the Fund during the six months period ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
FFI Institutional Tax-Exempt Fund	804,766	11,297,421	12,102,187	$737

(i)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(184)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$23,250,125	$60,534

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$382,463,090	—	$382,463,090
Short-Term Securities	$12,102,187	—	—	12,102,187

Total	$12,102,187	$382,463,090	—	$394,565,277

[1] See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	39

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund, Inc. (MHD)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$60,534	—	—	$60,534
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$232,000	—	—	$232,000
Liabilities:
TOB trust certificates	—	$(56,783,700)	—	(56,783,700)
VMTP Shares	—	(83,700,000)	—	(83,700,000)

Total	$232,000	$(140,483,700)	—	$(140,251,700)

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.0%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.00%, 1/01/24	$3,450	$3,466,215
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	1,875	2,041,612

		5,507,827
Alaska — 0.7%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,241,431
Arizona — 0.0%
City of Show Low Arizona, Special Assessment Bonds, Improvement District No. 5, 6.38%, 1/01/15	10	10,070
California — 19.6%
Benicia Unified School District, GO, CAB, Series A (NPFGC), 0.00%, 8/01/20 (a)	2,000	1,790,540
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,110	1,292,406
Sutter Health, Series B, 6.00%, 8/15/42	1,585	1,916,392
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	635	729,697
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F, Series A:
5.25%, 8/15/39	80	88,030
5.25%, 8/15/49	195	213,162
California Pollution Control Financing Authority, RB (b):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	620	639,524
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	515	549,917
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	730	776,267
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.13%, 7/01/39	1,090	1,221,378
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	400	457,316
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	185	218,082
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29 (a)	2,525	1,496,214
San Marino Unified School District, GO, Series A (NPFGC) (a):
0.00%, 7/01/17	1,820	1,774,573
0.00%, 7/01/18	1,945	1,862,201
0.00%, 7/01/19	2,070	1,937,727
Sequoia Union High School District, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/16 (c)	5,520	5,996,818
State of California, GO, Various Purposes:
6.00%, 3/01/33	1,265	1,551,333
6.50%, 4/01/33	7,325	8,961,771

Municipal Bonds	Par (000)	Value
California (concluded)
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	$405	$454,548
Sub-Series I-1, 6.38%, 11/01/34	600	740,934
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,520	1,500,544

		36,169,374
Colorado — 1.5%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,055	1,135,581
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	510	567,533
University of Colorado, RB, Series A, 5.38%, 6/01/38	920	1,064,431

		2,767,545
Delaware — 1.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	570	648,438
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,050	2,192,680

		2,841,118
District of Columbia — 3.0%
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34 (a)	10,170	4,151,191
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	255	274,760
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	1,000	1,093,980

		5,519,931
Florida — 5.1%
Ballantrae Community Development District, Special Assessment Bonds, 6.00%, 5/01/35	1,430	1,435,363
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	1,725	1,963,188
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	545	614,471
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,380	1,381,780
County of Miami-Dade Florida, RB, CAB, Series A (NPFGC), 0.00%, 10/01/37 (a)	695	213,421
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	330	363,485
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	1,525	1,856,809
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	470	329,677
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,240	1,258,885

		9,417,079
Georgia — 0.7%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	479,758

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	41

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Georgia (concluded)
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	$740	$835,963

		1,315,721
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	680	764,055
Idaho — 1.1%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	2,000	2,003,740
Illinois — 18.7%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	2,500	2,852,575
Series C, 6.50%, 1/01/41	2,935	3,570,105
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,615	1,644,086
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	2,290	2,400,172
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	410	446,703
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	600	602,544
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	1,350	1,392,606
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	530	594,793
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	3,645	3,944,327
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	410	472,287
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	800	905,712
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36 (d)	1,695	1,915,503
Senior, Series C, 5.00%, 1/01/37 (d)	1,450	1,632,004
Series A, 5.00%, 1/01/38	1,165	1,301,293
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (a)	9,555	1,982,185
Series B (AGM), 5.00%, 6/15/50	2,230	2,350,888
Series B-2, 5.00%, 6/15/50	1,260	1,324,121
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	230	269,031
6.00%, 6/01/28	500	586,710
State of Illinois, GO:
5.00%, 2/01/39	810	854,744
Series A, 5.00%, 4/01/38	1,920	2,023,718
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	315	354,703
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	425	474,670
5.00%, 4/01/44	520	575,942

		34,471,422
Indiana — 4.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	415	473,254
7.00%, 1/01/44	1,000	1,142,380
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,660	1,904,950
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	225	236,947
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	740	777,651
Sisters of St. Francis Health Services, 5.25%, 11/01/39	420	465,633
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,660	1,877,692
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	565	647,586
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	640	713,722

		8,239,815
Iowa — 2.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	485	518,106
5.50%, 12/01/22	1,175	1,244,971
5.25%, 12/01/25	230	247,533
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	885	960,782
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,270	1,068,299

		4,039,691
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	1,105	1,268,949
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	520	586,888
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 7/01/43 (e)	635	431,692

		1,018,580
Louisiana — 3.4%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	420	471,534
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	2,500	2,799,100
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	310	330,590
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	510	558,822
5.25%, 5/15/31	435	472,519
5.25%, 5/15/32	555	607,009
5.25%, 5/15/33	600	653,682
5.25%, 5/15/35	255	279,541

		6,172,797
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	150	160,135

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$220	$237,147
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	605	669,003
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	1,095	1,218,910

		2,125,060
Massachusetts — 3.1%
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	845	995,511
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	1,155	1,186,555
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	360	405,490
Massachusetts HFA, RB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,100	2,108,295
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	985	1,033,846

		5,729,697
Michigan — 2.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	2,235	2,399,451
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	690	763,320
Michigan Finance Authority, Refunding RB, Detroit Water and Sewage Department, Project, Senior Lien C-1, 5.00%, 7/01/44	455	478,014
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	1,520	1,687,823

		5,328,608
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,540	1,819,849
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	125	139,326
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	130	142,658

		281,984
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	1,530	1,773,576
New Jersey — 3.4%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,040	1,115,203
5.25%, 9/15/29	990	1,049,360
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,125	1,295,460
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,025	1,144,556
Series B, 5.25%, 6/15/36	1,235	1,367,096
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	265	298,782

		6,270,457
New York — 7.1%
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	740	823,516
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	292	324,122
Dutchess County Industrial Development Agency, Refunding RB, 5.00%, 8/01/46	2,800	2,819,796
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,050	1,196,328
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,255	1,441,669
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,270	1,435,659
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	615	696,248
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)(d)	2,170	2,180,155
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)(d)	175	177,725
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)(d)	440	450,239
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	650	757,282
6.00%, 12/01/42	630	730,189

		13,032,928
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	705	793,830
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	305	344,552

		1,138,382
Ohio — 0.2%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	350	386,508
Pennsylvania — 2.7%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	645	679,598
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,830	2,139,416
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	1,500	1,500,960

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	43

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	$585	$652,152

		4,972,126
South Carolina — 2.2%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,650	1,810,512
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,040	2,323,356

		4,133,868
Tennessee — 2.5%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	720	812,614
County of Hardeman Tennessee Correctional Facilities Corp., RB, Series B, 7.38%, 8/01/17	1,225	1,227,842
County of Shelby Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Childrens Research Hospital, 5.00%, 7/01/31	2,500	2,637,925

		4,678,381
Texas — 6.5%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	1,070	1,246,058
Sub-Lien, 5.00%, 1/01/33	180	193,073
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	535	605,743
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	240	276,180
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	1,380	1,726,628
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (a):
0.00%, 9/15/40	2,525	763,888
0.00%, 9/15/41	1,395	399,709
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	320	361,424
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (a)	1,015	332,159
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	3,020	3,177,252
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	1,165	1,405,107
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,300	1,539,174

		12,026,395
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency, RB, 6.50%, 6/15/32	80	80,916
Virginia — 3.1%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	2,500	2,584,275
Municipal Bonds	Par (000)	Value
Virginia (concluded)
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	400	436,184
6.00%, 1/01/37	2,325	2,639,944

		5,660,403
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,195	1,396,513
Wisconsin — 3.1%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	3,620	4,294,551
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,235	1,375,975

		5,670,526
Total Municipal Bonds — 108.4%		199,435,457

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
California — 7.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	1,640	1,965,258
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (g)	1,335	1,510,032
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	4,770	5,456,594
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	2,968	3,376,915
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,170	1,289,036
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	640,785

		14,238,620
Colorado — 2.4%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	1,870	1,985,940
Series C-7, 5.00%, 9/01/36	1,200	1,276,308
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (g)	1,080	1,238,927

		4,501,175
Connecticut — 2.8%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	2,299	2,500,872
Series X-3, 4.85%, 7/01/37	2,362	2,561,778

		5,062,650
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	2,840	3,222,679

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	$1,649	$1,837,201
Massachusetts — 2.0%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	3,211	3,656,997
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (g)	1,019	1,168,186
New York — 8.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	935,771
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	3,299	3,716,311
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (g)	810	932,551
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	5,400	6,170,040
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (g)	3,250	3,781,927

		15,536,600
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	800	895,464
Ohio — 4.3%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	6,974	7,864,424
Texas — 5.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,260	1,404,862
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (g)	3,363	3,773,395
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,710	1,932,676

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Texas (concluded)
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	$1,800	$2,046,063

		9,156,996
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,394	1,530,016
Virginia — 2.6%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,729	3,040,532
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,705,747

		4,746,279
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,365	1,500,201
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., Obligated Group, Series C, 5.25%, 4/01/39 (g)	2,859	3,144,393
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.4%		78,061,881
Total Long-Term Investments (Cost — $248,456,813) — 150.8%		277,497,338

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (h)(i)	8,464,289	8,464,289
Total Short-Term Securities (Cost — $8,464,289) — 4.6%		8,464,289
Total Investments (Cost — $256,921,102) — 155.4%		285,961,627
Liabilities in Excess of Other Assets — (1.8)%		(3,337,469)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.7)%		(43,577,759)
VMTP Shares, at Liquidation Value — (29.9)%		(55,000,000)

Net Assets Applicable to Common Shares — 100.0%		$184,046,399

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc.	$256,193	$2,150
Goldman Sachs & Co.	$2,551,926	$21,926
Morgan Stanley & Co. LLC	$3,547,507	$(8,426)

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	45

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund II, Inc. (MUH)

(g)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire from October 1, 2016 to February 15, 2031 is $8,457,544.

(h)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
FFI Institutional Tax-Exempt Fund	944,029	7,520,260	8,464,289	$361

(i)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(136)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$17,184,875	$45,292

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer Note 2 of Note to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$277,497,338	—	$277,497,338
Short-Term Securities	$8,464,289	—	—	8,464,289

Total	$8,464,289	$277,497,338	—	$285,961,627

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$45,292	—	—	$45,292
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$221,000	—	—	$221,000
Liabilities:
TOB trust certificates	—	$(43,568,059)	—	(43,568,059)
VMTP Shares	—	(55,000,000)	—	(55,000,000)

Total	$221,000	$(98,568,059)	—	$(98,347,059)

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$2,330	$2,712,866
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	565	628,314

		3,341,180
California — 27.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,895	3,286,317
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,730	2,091,708
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/33	1,325	1,523,896
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	1,085	1,288,980
5.25%, 5/01/33	850	974,015
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	2,400	2,703,816
5.75%, 3/01/34	2,180	2,481,560
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	1,605	1,829,893
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	2,100	2,379,279
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	1,850	2,129,535
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	1,420	1,710,617
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	1,000	1,158,780
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,575	1,772,332
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,825	2,035,879
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,335	1,539,268
San Pablo Joint Powers Financing Authority, Refunding, Tax Allocation Bonds, CAB (NPFGC) (a):
0.00%, 12/01/24	2,635	1,541,053
0.00%, 12/01/25	2,355	1,295,839
0.00%, 12/01/26	2,355	1,218,736
Sequoia Union High School District, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/16 (b)	3,150	3,422,097
State of California, GO, Various Purpose, 5.00%, 4/01/43	4,500	5,037,030
State of California Public Works Board, LRB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	725	845,829
Various Capital Projects, Series I, 5.50%, 11/01/30	1,500	1,828,230
Various Capital Projects, Series I, 5.50%, 11/01/31	2,465	2,986,890
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	540	644,792
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	4,070	4,741,916

		52,468,287
Municipal Bonds	Par (000)	Value
Colorado — 2.2%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,179,280
5.50%, 11/15/30	340	396,885
5.50%, 11/15/31	405	468,994
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,900	2,175,367

		4,220,526
District of Columbia — 1.2%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/39	2,000	2,263,220
Florida — 14.7%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	400	463,836
City of St. Petersburg Florida Public Utility Revenue, Refunding RB, (NPFGC), 5.00%, 10/01/15 (b)	4,295	4,484,109
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,735	2,005,955
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,664,250
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,900	3,219,609
County of Miami-Dade Florida Seaport Department, RB:
Series A, 5.38%, 10/01/33	1,015	1,158,409
Series A, 6.00%, 10/01/38	1,000	1,207,920
Series B, AMT, 6.25%, 10/01/38	460	561,683
Series B, AMT, 6.00%, 10/01/42	615	722,600
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	4,645	5,232,407
Pasco County FL Water & Sewer Revenue, RB, Series B, 5.00%, 10/01/44	1,500	1,710,045
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	1,040	1,198,039
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	3,995	4,504,722

		28,133,584
Hawaii — 0.5%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	425	502,010
5.25%, 8/01/26	460	539,470

		1,041,480
Illinois — 18.3%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	1,145	1,306,479
Series C, 6.50%, 1/01/41	5,225	6,355,638
City of Chicago Illinois, GO, Refunding, Project, Series A:
5.25%, 1/01/29	1,000	1,063,490
5.25%, 1/01/33	850	887,009
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	1,000	1,089,520
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/41	565	607,974
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	2,000	2,329,240
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,132,370

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	47

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Transit Authority, RB (concluded):
Sales Tax Receipts, 5.25%, 12/01/40	$1,790	$2,008,827
Sales Tax Receipts, 5.00%, 12/01/44	2,455	2,758,880
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	2,050	2,228,432
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,250	1,439,900
5.25%, 12/01/43	4,165	4,655,637
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,405	1,643,429
6.00%, 6/01/28	400	469,368
State of Illinois, GO:
5.25%, 2/01/31	875	959,525
5.25%, 2/01/32	1,355	1,483,698
5.50%, 7/01/33	2,000	2,213,140
5.50%, 7/01/38	425	465,409

		35,097,965
Indiana — 3.7%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/40	565	595,002
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 2/01/36	3,055	3,438,372
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,780	3,132,615

		7,165,989
Louisiana — 1.6%
Lake Charles Harbor & Terminal District, RB, Series B, AMT, 5.50%, 1/01/29	1,500	1,727,085
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	1,215	1,328,092

		3,055,177
Massachusetts — 4.1%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/26	1,300	1,446,718
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,500	1,563,030
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Series A (AGM), 5.00%, 8/15/15 (b)	4,600	4,775,536

		7,785,284
Michigan — 1.3%
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	1,910	2,442,145
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,325	1,558,054
Mississippi — 2.4%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,595	3,430,512
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,154,500

		4,585,012
Municipal Bonds	Par (000)	Value
Nevada — 3.7%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	1,410	1,593,793
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	3,500	3,857,910
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,718,310

		7,170,013
New Jersey — 8.5%
New Jersey Economic Development Authority, RB, 5.00%, 6/15/40	850	918,000
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT:
5.38%, 1/01/43	3,000	3,318,630
(AGM), 5.00%, 1/01/31	790	875,668
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	2,100	2,338,560
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.50%, 6/15/39	1,890	2,146,567
Transportation System, Series A, 5.50%, 6/15/41	1,780	1,987,619
Transportation System, Series A (AGC), 5.63%, 12/15/28	3,170	3,708,773
Transportation System, Series B, 5.25%, 6/15/36	1,000	1,106,960

		16,400,777
New York — 6.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series EE:
Fiscal 2009, 5.25%, 6/15/40	3,410	3,860,563
Fiscal 2011, 5.38%, 6/15/43	1,305	1,528,742
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	2,510	2,889,989
New York State Dormitory Authority, Refunding RB, 5.00%, 3/15/42	2,330	2,644,993
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,290,740

		13,215,027
Ohio — 1.8%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	1,000	1,167,190
5.25%, 2/15/31	2,000	2,326,380

		3,493,570
Pennsylvania — 1.0%
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	650	724,614
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,000	1,137,490

		1,862,104
South Carolina — 3.5%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,180	2,559,669
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	1,000	1,130,780
6.00%, 7/01/38	1,695	1,980,336
5.50%, 7/01/41	1,000	1,129,200

		6,799,985

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas — 23.2%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	$2,500	$2,810,050
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	1,360	1,574,309
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	4,000	4,773,960
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	2,600	2,935,504
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	2,965	3,172,343
Series H, 5.00%, 11/01/37	2,200	2,380,598
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	1,240	1,471,979
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	4,250	5,011,685
North Texas Tollway Authority, Refunding RB, 1st Tier System (NPFGC):
Series A, 5.63%, 1/01/33	6,585	7,315,869
Series A, 5.75%, 1/01/40	4,885	5,452,197
Series B, 5.75%, 1/01/40	6,275	7,003,590
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	620	718,599

		44,620,683
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	570	636,764
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (b)	1,300	1,592,370

		2,229,134
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,375	1,552,567
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,075	1,262,674

		2,815,241
Total Municipal Bonds — 131.1%		251,764,437

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Alabama — 1.2%
City of Mobile Alabama Board of Water & Sewer Commissioners, RB, (NPFGC), 5.00%, 1/01/31	2,120	2,203,952
Colorado — 3.1%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	5,610	5,957,820
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (d)	1,040	1,243,597
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Florida — 4.7%
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	365	376,203
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	7,500	8,641,650

		9,017,853
Illinois — 1.4%
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	2,508	2,766,868
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,406	1,619,295
Nevada — 5.3%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	5,000	5,795,900
Series B, 5.50%, 7/01/29	3,749	4,400,229

		10,196,129
New Jersey — 1.3%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,291	2,463,928
New York — 5.1%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,400	1,576,617
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,530	5,175,978
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	2,660	3,095,362

		9,847,957
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,004	1,102,268
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.2%		46,419,667
Total Long-Term Investments (Cost — $268,888,650) — 155.3%		298,184,104

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund (e)(f)	487,002	487,002
Total Short-Term Securities (Cost — $487,002) — 0.2%		487,002
Total Investments (Cost — $269,375,652) — 155.5%		298,671,106
Other Assets Less Liabilities — 1.8%		3,450,400
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.0)%		(23,045,400)
VMTP Shares, at Liquidation Value — (45.3)%		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$192,076,106

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	49

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire from October 1, 2016 to November 15, 2019 is $2,225,659.

(e)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
FFI Institutional Tax-Exempt Fund	4,947,879	(4,460,877)	487,002	$536

(f)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(186)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$23,502,844	$11,427

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$298,184,104	—	$298,184,104
Short-Term Securities	$487,002	—	—	487,002

Total	$487,002	$298,184,104	—	$298,671,106

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$11,427	—	—	$11,427
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$226,000	—	—	$226,000
Liabilities:
TOB trust certificates	—	$(23,038,231)	—	(23,038,231)
VMTP Shares	—	(87,000,000)	—	(87,000,000)

Total	$226,000	$(110,038,231)	—	$(109,812,231)

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/34	$4,615	$5,393,089
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.50%, 1/01/21	5,500	5,548,400
5.25%, 1/01/23	6,500	6,530,550

		17,472,039
Arizona — 5.2%
Arizona Board of Regents, University of Arizona, RB, 5.00%, 8/01/28	2,000	2,281,820
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/30	2,685	2,967,945
City of Phoenix Arizona IDA, RB, Facility, Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24 (a)	750	813,593
City of Tucson Arizona, COP, (AGC):
4.25%, 7/01/21	1,870	2,051,764
4.25%, 7/01/22	1,895	2,052,380
City of Tucson Arizona, COP, Refunding, (AGC), 4.00%, 7/01/20	2,325	2,595,397
County of Maricopa Arizona IDA, RB, Arizona Charter School Project 1, Series A, 6.63%, 7/01/20	595	578,156
County of Pima Arizona IDA, RB, Arizona Charter Schools Project:
Series C, 6.70%, 7/01/21	20	20,047
Series K, 6.38%, 7/01/31	895	897,381
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, San Juan Project, Series A, 4.95%, 10/01/20	2,325	2,620,089
County of Pinal Arizona Electric District No. 3, Refunding RB, 5.00%, 7/01/25	1,600	1,813,712
Glendale Union School District No 205, GO, Series C:
5.00%, 7/01/24	1,945	2,312,566
5.00%, 7/01/27	500	577,870
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 7/01/27	700	797,286
5.00%, 7/01/32	1,925	2,133,978
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/25	4,000	4,506,800
Scottsdale IDA, Refunding RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 9/01/35	2,050	2,234,602
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,086,390

		32,341,776
Arkansas — 0.7%
Arkansas State University, RB, 5.00%, 12/01/33	480	542,774
City of Benton, RB:
5.00%, 6/01/28	600	699,288
5.00%, 6/01/29	1,055	1,226,722
City of Fort Smith, Refunding RB, 4.50%, 5/01/24	875	1,016,558
University of Arkansas, Refunding RB, 5.00%, 12/01/29	700	837,858

		4,323,200
California — 3.4%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	2,135	2,487,275
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series B, AMT, 5.25%, 6/01/23 (b)	605	660,654

Municipal Bonds	Par (000)	Value
California (concluded)
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (NPFGC), 4.75%, 12/01/23	$5,000	$5,354,250
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.00%, 3/01/25	2,000	2,244,860
State of California, GO:
5.50%, 4/01/28	15	15,061
5.00%, 11/01/32	2,000	2,196,560
Various Purposes, 5.75%, 4/01/31	7,000	8,273,230

		21,231,890
Colorado — 0.9%
Denver Urban Renewal Authority, Refunding, Tax Allocation Bond, Stapleton, Senior-Series A-1, 5.00%, 12/01/23	2,500	2,918,450
University of Northern Colorado, Refunding RB, Series A, 5.00%, 6/01/31	2,000	2,343,680

		5,262,130
Connecticut — 2.3%
Connecticut State Development Authority, RB, Learjet, Inc. Project, AMT, 7.95%, 4/01/26	1,160	1,202,050
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/31	4,530	5,001,528
State of Connecticut, GO, Series B, 5.00%, 4/15/31	6,990	8,008,093

		14,211,671
Florida — 6.7%
County of Broward Florida School Board, COP, Refunding, Series A (AGM), 5.00%, 7/01/24	10,000	11,496,400
County of Highlands Health Facilities Authority, Refunding RB, Adventis Health, Series G, 5.13%, 11/15/16 (c)	35	38,360
County of Lee Florida, Refunding ARB, Series A, AMT:
5.50%, 10/01/23	1,000	1,190,170
(AGM), 5.00%, 10/01/27	1,635	1,832,557
County of Miami-Dade Florida, RB, AMT, Series B:
6.00%, 10/01/28	3,470	4,236,523
6.00%, 10/01/29	3,480	4,221,553
County of Miami-Dade Florida Transit System Sales Surtax Revenue, Refunding RB, 5.00%, 7/01/32	1,500	1,694,175
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C (BHAC), 5.00%, 10/01/23	8,000	9,102,160
Greater Orlando Aviation Authority Airport Facilities, Refunding RB, AMT, Series B:
5.00%, 10/01/25	1,000	1,135,430
5.00%, 10/01/26	2,935	3,316,726
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A, 4.25%, 5/01/24	3,000	3,175,050
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (d)(e)	155	99,301

		41,538,405
Georgia — 1.2%
Fulton County Development Authority, Refunding RB, Robert Woodruff, Series B, 5.25%, 3/15/24	3,000	3,392,070
Medical Center Hospital Authority, Refunding RB, Columbus Regional Healthcare (AGM):
4.00%, 8/01/23	1,500	1,586,895
4.13%, 8/01/24	2,000	2,117,860

		7,096,825

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	51

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam — 0.4%
Territory of Guam, RB, Section 30, Series A, 5.38%, 12/01/24	$2,100	$2,321,991
Hawaii — 0.9%
State of Hawaii Airports System, Refunding ARB, Series A, 5.25%, 7/01/29	5,000	5,832,850
Idaho — 0.6%
Idaho Health Facilities Authority, Refunding RB, St. Luke’s Regional Medical Center (AGM), 4.63%, 7/01/30	3,700	3,945,421
Illinois — 14.0%
City of Chicago Illinois, Refunding RB, GO, Series A, 5.25%, 1/01/30	1,000	1,059,620
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.50%, 1/01/32	1,500	1,704,570
City of Chicago Illinois Midway International Airport, Refunding RB, AMT, Series A, 5.00%, 1/01/32	5,000	5,517,550
City of Chicago Illinois O’Hare International Airport, Refunding GARB, AMT:
Series C, 5.25%, 1/01/28	1,350	1,527,755
Series C, 5.25%, 1/01/29	3,020	3,401,577
Senior Lien, Series A, 5.00%, 1/01/23	13,000	15,177,760
City of Chicago Illinois Transit Authority, RB, 5.25%, 12/01/31	3,700	4,240,311
Madison-Macoupin Etc. Counties Community College District No. 536, GO, Refunding, Lewis & Clark Community College:
5.00%, 5/01/30	475	525,374
5.00%, 5/01/31	500	552,490
5.00%, 5/01/32	500	551,690
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	3,500	4,093,950
6.25%, 6/01/24	12,750	13,857,337
State of Illinois, GO:
5.25%, 2/01/30	5,000	5,503,300
5.00%, 5/01/30	10,000	10,833,300
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/34	9,140	10,362,932
Village of Hodgkins Illinois, RB, MBM Project, AMT, 5.90%, 11/01/17	6,000	6,009,780
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,360	1,361,020

		86,280,316
Indiana — 4.1%
City of Whiting Indiana, RB, BP Products North America, Inc. Project, 5.25%, 1/01/21	4,800	5,737,584
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 4/01/19	2,000	2,284,520
Indiana Finance Authority, RB, Wastewater, 1st Lien, Series A, 5.25%, 10/01/31	10,000	11,660,200
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	5,000	5,520,950

		25,203,254
Iowa — 1.0%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 4/01/23	695	800,869
5.25%, 4/01/24	730	834,594
5.25%, 4/01/25	520	589,852
5.25%, 4/01/26	360	406,116
Municipal Bonds	Par (000)	Value
Iowa (concluded)
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.00%, 9/01/22	2,315	2,372,482
Upper Iowa University Project, 5.00%, 9/01/20	1,000	1,045,160

		6,049,073
Kansas — 2.6%
Kansas Development Finance Authority, RB, KU Health System, Series H, 5.00%, 3/01/26	3,220	3,558,261
Kansas Development Finance Authority, Refunding RB:
Adventist Health System/Sunbelt Obligated Group, Series C, 5.00%, 11/15/23	1,500	1,719,915
Sisters of Charity of Leavenworth Health System, Series A, 4.00%, 1/01/22	3,425	3,670,744
Seward County Unified School District No 480 Liberal, GO, Refunding, 5.00%, 9/01/33	6,000	6,769,440

		15,718,360
Kentucky — 1.5%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/24	8,000	9,261,040
Louisiana — 4.4%
City of Bossier City Louisiana Utilities, Refunding RB, 5.00%, 10/01/32	2,000	2,324,100
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	850	991,925
Jefferson Parish Hospital Service District No. 1, Refunding RB, West Jefferson Medical Center, Series A (AGM), 5.50%, 1/01/26	3,000	3,361,830
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project:
5.00%, 12/01/27	3,445	3,875,418
5.00%, 12/01/28	3,715	4,153,184
Louisiana Public Facilities Authority, Refunding RB, Entergy Gulf States Louisiana LLC Project, Series A, 5.00%, 9/01/28	2,000	2,058,160
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, 4.00%, 5/01/34	5,750	6,038,880
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/28	3,660	4,131,408

		26,934,905
Maine — 0.3%
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	1,965	1,996,519
Maryland — 0.5%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,750	1,933,190
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 7/01/33	1,140	1,293,410

		3,226,600
Massachusetts — 2.3%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, 5.00%, 7/01/25	1,060	1,176,399
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Series A (AGM), 5.00%, 8/15/15 (c)	6,870	7,132,159

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Massachusetts School Building Authority, Refunding RB, Senior Series A, 5.00%, 8/15/25	$5,000	$6,043,300

		14,351,858
Michigan — 2.7%
Manistee Area Public Schools, GO, Refunding, (Q-SBLF), 5.00%, 5/01/25	1,000	1,132,260
Michigan Finance Authority, Refunding RB, Senior Lien, Detroit Water and Sewer, Series C-3, 5.00%, 7/01/31	4,000	4,422,600
Michigan State Building Authority, Refunding RB, Facilities Program, Series II-A, 5.00%, 10/15/24	2,500	2,875,900
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.25%, 11/15/24	4,900	5,611,039
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/31	2,000	2,309,900

		16,351,699
Minnesota — 1.7%
City of Shakopee Minnesota Health Care Facilities, Refunding RB, St. Francis Regional Medical Center, 5.00%, 9/01/29	400	463,976
City of St. Cloud Minnesota, Refunding RB, Centracare Health System, Series A, 4.25%, 5/01/21	2,300	2,566,225
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program:
Series B, 5.00%, 8/01/36	1,000	1,124,590
Series C, 5.00%, 8/01/27	1,390	1,647,233
Series C, 5.00%, 8/01/28	740	871,720
Series C, 5.00%, 8/01/29	1,555	1,824,062
Series C, 5.00%, 8/01/30	1,635	1,908,225

		10,406,031
Mississippi — 0.8%
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project, 5.88%, 4/01/22	5,000	5,004,350
Missouri — 1.9%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 5.00%, 6/01/30	2,000	2,314,720
Missouri Joint Municipal Electric Utility Commission Power, RB, Prairie State Project, Series A (BHAC), 5.00%, 1/01/32	5,000	5,374,950
Missouri State Environmental Improvement & Energy Resource Authority, Refunding RB, Revolving Funds Program, Series A, 5.00%, 1/01/25	3,150	3,759,399

		11,449,069
Montana — 0.7%
Montana State Board of Regents, RB, 5.00%, 11/15/30	1,000	1,181,610
Yellowstone County School District No 2 Billings, GO:
5.00%, 6/15/30	715	859,559
4.50%, 6/15/31	1,780	2,040,111

		4,081,280
Nebraska — 1.3%
Douglas County School District No. 17 Nebraska, GO, Refunding, 2.00%, 6/15/25	3,380	3,268,798
Lancaster County Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.50%, 1/01/30	1,000	1,119,800
Municipal Bonds	Par (000)	Value
Nebraska (concluded)
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 1/01/30	$1,000	$1,154,560
5.00%, 1/01/32	2,000	2,295,040

		7,838,198
Nevada — 1.6%
Clark County Department of Aviation, Refunding RB, 5.00%, 7/01/33	5,000	5,720,650
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	4,309,884

		10,030,534
New Jersey — 17.0%
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	2,000	2,233,020
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.80%, 11/01/15 (c)	5,050	5,332,547
New Jersey EDA, RB, AMT:
5.50%, 1/01/26	1,500	1,781,325
5.50%, 1/01/27	1,000	1,170,170
Continental Airlines, Inc. Project, 5.13%, 9/15/23	6,040	6,476,752
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,251,340
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	4,080,653
School Facilities Construction, Series EE, 5.00%, 9/01/23	3,465	3,880,246
New Jersey Educational Facilities Authority, RB, Higher Education Facilities Trust Fund, 5.00%, 6/15/28	10,000	11,172,800
New Jersey Health Care Facilities Financing Authority, Refunding RB, Hackensack University Medical, Series B (AGM), 4.00%, 1/01/24	635	680,879
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.50%, 12/01/26	1,665	1,882,932
Series 1, AMT, 5.00%, 12/01/27	5,090	5,090,102
Student Loan, Series 1A, 4.75%, 12/01/21	1,990	2,134,295
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series X, AMT, 5.10%, 10/01/23	870	906,905
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/29	10,000	11,469,900
New Jersey Transportation Trust Fund Authority, RB:
Series B, 5.25%, 6/15/26	3,500	3,976,245
Transportation Program, Series AA, 5.25%, 6/15/31	12,000	13,541,400
Transportation System, Series A, 5.25%, 6/15/24	3,185	3,660,361
Transportation System, Series B, 5.50%, 6/15/31	13,970	16,161,893
Newark Housing Authority, RB, Series A:
5.00%, 12/01/23	1,230	1,441,179
5.00%, 12/01/25	1,345	1,554,659
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 1/01/23	1,375	1,492,164
State of New Jersey, GO, Refunding, Series O, 5.25%, 8/01/21	1,355	1,613,209

		104,984,976

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	53

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 21.1%
City of New York New York, GO:
Series D1, 5.13%, 12/01/26	$4,615	$5,161,647
Sub-Series B-1, 5.25%, 9/01/22	8,250	9,530,977
Sub-Series I-1, 5.50%, 4/01/21	5,000	5,876,600
City of New York New York, GO, Refunding:
Series B, 5.00%, 8/01/30	1,140	1,311,023
Series E, 5.00%, 8/01/24	4,000	4,617,280
Series E, 5.00%, 8/01/30	6,230	7,203,313
County of Essex New York Industrial Development Agency, Refunding RB, International Paper Co. Project, Series A, AMT, 5.20%, 12/01/23	5,000	5,159,900
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A:
5.00%, 11/01/24	5,470	6,152,984
5.00%, 11/01/30	1,000	1,100,890
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/24	1,000	1,132,600
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/25	1,980	2,156,576
Series B, 5.25%, 11/15/33	4,405	5,150,150
Sub-Series B-1, 5.00%, 11/15/24	2,300	2,760,782
Sub-Series B-4, 5.00%, 11/15/24	1,500	1,800,510
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/29	5,695	6,530,286
New York City Industrial Development Agency, Refunding RB, New York Stock Exchange Project, Series A, 4.25%, 5/01/24	1,740	1,858,894
New York City Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	3,560	4,055,481
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/29	2,750	3,147,045
New York State Dormitory Authority, RB:
Education, Series D, 5.00%, 9/15/16 (c)	5	5,435
Fordham University, Series A, 5.25%, 7/01/25	900	1,062,288
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 7/01/24	1,000	1,159,210
Municipal Health Facilities Lease, Sub-Series 2-4, 5.00%, 1/15/27	6,900	7,637,817
New York University Hospitals Center, Series A, 5.00%, 7/01/22	1,725	1,975,556
New York University Hospitals Center, Series A, 5.13%, 7/01/23	1,670	1,925,510
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/30	1,495	1,682,727
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital Series A, 4.25%, 7/01/23	2,225	2,401,420
North Shore-Long Island Jewish Health System, Series E, 5.00%, 5/01/23	2,160	2,417,472
North Shore-Long Island Jewish Obligated Group, Series E, 5.00%, 5/01/22	650	730,945
Yeshiva University, 4.00%, 9/01/23	2,860	2,872,355
Yeshiva University, 4.25%, 9/01/24	2,750	2,766,582
New York State Urban Development Corp., RB, Service Contract, Series B, 5.00%, 1/01/21	8,000	9,063,840
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	2,475	2,845,309
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	1,000	1,104,420
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 153rd Series, 5.00%, 7/15/24	2,010	2,282,717
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/31	5,000	6,031,950
Municipal Bonds	Par (000)	Value
New York (concluded)
State of New York Dormitory Authority, RB, Mental Health Services (AGM):
5.00%, 8/15/18 (c)	$10	$11,566
5.00%, 8/15/18 (c)	30	34,636
5.00%, 2/15/22	3,960	4,513,370
United Nations Development Corp., Refunding RB, Series A, 4.25%, 7/01/24	2,985	3,185,831

		130,417,894
North Carolina — 1.7%
Buncombe County Metropolitan Sewerage District, RB, 4.00%, 7/01/31	1,180	1,275,249
City of Charlotte North Carolina, RB, Charlotte Douglas Airport, Series A, 5.00%, 7/01/33	4,000	4,490,240
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	1,105	1,107,431
County of Johnston, Refunding RB, 4.00%, 6/01/32	1,985	2,094,969
North Carolina Medical Care Commission, Refunding RB, WakeMed, Series A, 5.00%, 10/01/31	1,500	1,681,890

		10,649,779
Ohio — 1.1%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	6,000	6,979,140
Oklahoma — 0.3%
Stillwater Utilities Authority, RB, Series A, 4.00%, 10/01/31	1,895	2,048,021
Oregon — 1.8%
Home Forward, Refunding RB, Hamilton West Apartments, M/F, 5.00%, 1/01/29	485	553,448
Klamath County School District, GO:
5.00%, 6/15/30	1,000	1,164,130
5.00%, 6/15/31	1,000	1,158,330
Oregon State Facilities Authority, Refunding RB, Series A:
Reed College Project, 5.00%, 7/01/29	1,835	2,105,717
5.00%, 11/15/29	1,000	1,161,230
State of Oregon, GO, Series H, 5.00%, 5/01/36	2,000	2,298,720
Umatilla County School District No 16R Pendleton, GO, Series A, 5.00%, 6/15/32	2,000	2,370,680

		10,812,255
Pennsylvania — 7.5%
City of Philadelphia Pennsylvania, ARB, Series A, AMT, 5.00%, 6/15/20	2,895	3,163,656
City of Pittsburgh Pennsylvania, GO, Refunding, Series B (AGM), 5.25%, 9/01/17	9,630	10,465,499
County of Allegheny Pennsylvania, GO, Refunding, Series C-68, 5.00%, 11/01/25	2,515	2,943,707
County of Allegheny Pennsylvania, GO, Series C-67:
5.00%, 11/01/25	2,700	3,171,663
5.00%, 11/01/26	2,375	2,759,869
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.00%, 2/01/21	3,500	3,531,535
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	7,710	7,714,934
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 12/01/31	4,000	4,491,680
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series A (AGC), 6.00%, 7/01/20 (c)	6,225	7,770,045

		46,012,588

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Puerto Rico — 1.6%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	$9,450	$10,114,713
Rhode Island — 1.1%
Rhode Island Clean Water Finance Agency, RB, 5.00%, 10/01/32	1,435	1,686,269
Rhode Island Health & Educational Building Corp., RB, City of Newport Issue Financing Program, Series C, 5.00%, 5/15/30	2,305	2,630,650
Rhode Island Health & Educational Building Corp., Refunding RB, 5.00%, 9/01/32	2,000	2,340,440

		6,657,359
South Carolina — 0.2%
County of Florence South Carolina, Refunding RB, McLeod Regional Medical Center, Series A, 4.50%, 11/01/25	1,000	1,080,760
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Regional Health, 5.00%, 9/01/25	1,000	1,121,220
Tennessee — 1.3%
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	2,695	3,014,950
Series B, 5.00%, 11/01/22	1,000	1,132,470
Knox County Health Educational & Housing Facility Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 6/01/31 (b)	3,560	3,825,256

		7,972,676
Texas — 8.6%
City of Grapevine Texas, GO, 5.00%, 2/15/33	5,685	6,576,920
City of Houston Texas, Refunding ARB, Series A:
Senior Lien, 5.25%, 7/01/29	4,055	4,551,494
Subordinate Lien, AMT, 5.00%, 7/01/25	1,500	1,717,530
Subordinate Lien, AMT, 5.00%, 7/01/32	1,010	1,113,192
Dallas-Fort Worth International Airport Facilities Improvement Corp., ARB, Series 2001-A-1, AMT, 6.15%, 1/01/16	4,000	4,070,800
Dallas/Fort Worth International Airport, Refunding RB, AMT:
Series E, 5.00%, 11/01/26	2,185	2,441,322
Series E, 5.00%, 11/01/27	4,960	5,508,675
Series F, 5.00%, 11/01/31	6,345	6,891,812
Frisco ISD, GO, Refunding, (PSF-GTD), 4.25%, 8/15/28	3,700	4,056,754
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	1,000	1,070,720
Red River Education Financing Corp., RB, 5.00%, 3/15/33	1,340	1,541,348
San Jacinto River Authority, RB, Special Project (AGM), 5.25%, 10/01/25	2,910	3,253,729
Socorro ISD, GO, Refunding, School Building (PSF-GTD), 5.00%, 8/15/32	2,500	2,870,475
Via Metropolitan Transit Authority, Refunding RB:
5.25%, 8/01/28	1,585	1,822,053
5.25%, 8/01/29	1,720	1,965,995
5.25%, 8/01/33	3,000	3,378,150

		52,830,969
U.S. Virgin Islands — 1.0%
Virgin Islands Public Finance Authority, Refunding RB, Series A, 5.25%, 10/01/24	5,000	6,097,800
Municipal Bonds	Par (000)	Value
Vermont — 1.3%
University of Vermont & State Agricultural College, Refunding RB:
5.00%, 10/01/29	1,500	1,778,280
4.00%, 10/01/30	5,565	6,019,327

		7,797,607
Virginia — 0.9%
Virginia Commonwealth Transportation Board, RB, 5.00%, 5/15/28	5,000	5,847,450
West Virginia — 1.0%
West Virginia Hospital Finance Authority, Refunding RB, Charleston Area Medical Center, Inc., Series A, 5.13%, 9/01/23	4,000	4,446,840
West Virginia University, RB, West Virginia University Project, Series B, 5.00%, 10/01/30	1,500	1,724,475

		6,171,315
Wisconsin — 2.0%
Public Finance Authority, Refunding RB, Wisconsin Airport Facilities, Senior Obligated Group, Series B, AMT, 5.25%, 7/01/28	4,765	5,125,329
WPPI Energy, Refunding RB, Supply System, Series A:
5.00%, 7/01/31	1,600	1,852,176
5.00%, 7/01/32	1,275	1,472,498
5.00%, 7/01/33	3,500	3,981,915

		12,431,918
Total Municipal Bonds — 136.2%		839,789,724

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Illinois — 3.8%
Du Page & Will Counties Community School District No. 204, GO, School Building, Series A (NPFGC), 5.25%, 12/30/22	8,650	9,606,836
McHenry County Conservation District Illinois, GO, (AGM), 5.13%, 2/01/27	12,695	13,804,525

		23,411,361
Louisiana — 2.3%
State of Louisiana, GO, Series A, 5.00%, 8/01/24	12,000	14,432,160
Massachusetts — 1.9%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare, Series L, 5.00%, 7/01/31	10,175	11,673,953
Minnesota — 1.9%
State of Minnesota, GO, State Various Purposes, Series A, 4.00%, 8/01/29	10,525	11,878,998
New York — 7.0%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	3,507	4,021,794
City of New York New York, GO, Series I, 5.00%, 3/01/32	7,009	8,173,985
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series A, 4.75%, 6/15/30	8,000	8,723,600
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/25	4,001	4,719,365
New York State Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 3/15/32	5,501	6,345,316

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	55

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York (concluded)
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	$5,530	$6,292,864
Port Authority of New York & New Jersey, RB, 178th Series, AMT, 5.00%, 12/01/32	4,009	4,536,668

		42,813,592
Washington — 1.7%
Snohomish County School District No. 15-Edmonds Washington, GO, (NPFGC), 5.00%, 6/01/16 (c)	10,000	10,732,701
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.6%		114,942,765
Total Long-Term Investments (Cost — $883,305,305) — 154.8%		954,732,489
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (g)(h)	1,832,287	1,832,287
Total Short-Term Securities (Cost — $1,832,287) — 0.3%		1,832,287
Total Investments (Cost — $885,137,592) — 155.1%		956,564,776
Other Assets Less Liabilities — 1.6%		10,471,951
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.2)%		(63,065,712)
VMTP Shares, at Liquidation Value — (46.5)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$616,871,015

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	Non-income producing security.

(f)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Represents the current yield as of report date.

(h)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
FFI Institutional Tax-Exempt Fund	25,184,531	(23,352,244)	1,832,287	$1,502

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(555)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$70,129,453	$29,965

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (concluded)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$954,732,489	—	$954,732,489
Short-Term Securities	$1,832,287	—	—	1,832,287

Total	$1,832,287	$954,732,489	—	$956,564,776

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$29,965	—	—	$29,965
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash received for financial futures contracts	$672,000	—	—	$672,000
Liabilities:
TOB trust certificates	—	$(63,051,845)	—	(63,051,845)
VMTP Shares	—	(287,100,000)	—	(287,100,000)

Total	$672,000	$(350,151,845)	—	$(349,479,845)

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	57

Schedule of Investments October 31, 2014 (Unaudited)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.8%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$1,490	$1,503,112
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	805	868,217
Sub-Lien, Series D, 6.00%, 10/01/42	3,575	3,892,674

		6,264,003
Alaska — 0.9%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,390	1,387,901
5.00%, 6/01/46	2,250	1,682,663

		3,070,564
Arizona — 0.3%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	900	854,217
County of Pima Arizona IDA, RB, Arizona Charter Schools Project, Series C, 6.75%, 7/01/31	45	45,072

		899,289
California — 13.5%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	2,200	2,561,526
Sutter Health, Series B, 6.00%, 8/15/42	3,170	3,832,783
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	1,265	1,453,649
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F, Series A:
5.25%, 8/15/39	145	159,554
5.25%, 8/15/49	370	404,462
California Pollution Control Financing Authority, RB (a):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	1,230	1,268,733
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	1,025	1,094,495
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	1,495	1,589,753
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	800	914,632
Senior, 5.00%, 5/15/40	5,930	6,746,917
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	360	423,781
San Marcos Unified School District, GO, CAB, Election of 2010, Series B, 0.00%, 8/01/42 (b)	2,000	604,260
State of California, GO, Various Purposes:
6.00%, 3/01/33	2,525	3,096,534
6.50%, 4/01/33	14,925	18,259,991
State of California Public Works Board, LRB, Various Capital Project:
Series I, 5.00%, 11/01/38	775	869,813
Sub-Series I-1, 6.38%, 11/01/34	1,185	1,463,345
Municipal Bonds	Par (000)	Value
California (concluded)
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	965	952,648

		45,696,876
Colorado — 0.9%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,060	1,234,974
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,000	1,063,480
University of Colorado, RB, Series A, 5.75%, 6/01/19 (c)	750	904,770

		3,203,224
Connecticut — 1.9%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	1,375	1,525,783
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/35	3,385	3,856,327
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	950	948,651

		6,330,761
Delaware — 1.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,125	1,279,811
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,065	4,347,924

		5,627,735
District of Columbia — 2.7%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	240	278,088
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33 (b)	6,590	2,855,645
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34 (b)	4,830	1,971,509
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35 (b)	6,515	2,496,418
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,640,970

		9,242,630
Florida — 3.5%
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	2,720	2,723,509
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,165	1,329,055
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	645	710,448
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	3,015	3,671,004
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	1,135	796,134
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	2,430	2,467,009

		11,697,159

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Georgia — 2.4%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	$130	$148,496
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	3,465	3,914,341
Municipal Electric Authority of Georgia, Refunding RB:
Series W, 6.60%, 1/01/18	3,120	3,343,611
Series X, 6.50%, 1/01/20	730	821,469

		8,227,917
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	1,355	1,522,491
Illinois — 24.0%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	5,865	7,134,127
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	3,200	3,257,632
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	4,555	4,774,141
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	820	893,406
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	800	803,392
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	4,455	4,595,600
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,050	1,178,362
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien:
Project, 5.00%, 11/01/42	3,780	4,090,413
(AGM), 5.25%, 11/01/33	1,325	1,461,621
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	805	927,296
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	5,000	5,825,200
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	275	275,311
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	1,610	1,822,745
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36 (e)	3,265	3,689,744
Senior, Series C, 5.00%, 1/01/37 (e)	2,800	3,151,456
Series A, 5.00%, 1/01/38	2,315	2,585,832
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	4,315	4,548,916
Series B-2, 5.00%, 6/15/50	2,500	2,627,225
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	440	514,668
6.00%, 6/01/28	1,140	1,337,699
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	930	1,074,792
Series A (NPFGC), 6.70%, 11/01/21	5,310	6,150,520
Series C (NPFGC), 7.75%, 6/01/20	2,500	2,987,900
State of Illinois, GO:
5.00%, 2/01/39	1,540	1,625,070
Series A, 5.00%, 4/01/35	3,000	3,179,490
Series A, 5.00%, 4/01/38	3,640	3,836,633
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	630	709,405
Municipal Bonds	Par (000)	Value
Illinois (concluded)
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	810	904,665
5.00%, 4/01/44	985	1,090,966
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	2,800	2,804,480
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,320	1,320,990

		81,179,697
Indiana — 4.2%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	790	900,892
7.00%, 1/01/44	1,905	2,176,234
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,280	3,763,997
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	450	473,895
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,430	1,502,759
Sisters of St. Francis Health Services, 5.25%, 11/01/39	840	931,266
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	2,795	3,161,536
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	1,270	1,416,291

		14,326,870
Iowa — 2.6%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	960	1,025,530
5.50%, 12/01/22	2,340	2,479,347
5.25%, 12/01/25	460	495,066
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,520	1,650,157
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	3,785	3,183,866

		8,833,966
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,122,987
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (d)	1,200	815,796

		1,938,783
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,320	3,929,718
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,020	1,117,645
5.25%, 5/15/31	870	945,038
5.25%, 5/15/32	1,110	1,214,018
5.25%, 5/15/33	1,205	1,312,811
5.25%, 5/15/35	505	553,601

		9,072,831

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	59

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 1.3%
Maryland Community Development Administration, Refunding, HRB, Residential, Series D, AMT, 4.90%, 9/01/42	$1,500	$1,521,360
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	435	468,904
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,160	1,282,716
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	840	1,022,364

		4,295,344
Massachusetts — 3.3%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	2,205	2,265,241
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	990	1,115,096
Massachusetts HFA, RB, AMT:
M/F Housing, Series A, 5.20%, 12/01/37	2,830	2,887,392
S/F Housing, Series 130, 5.00%, 12/01/32	2,720	2,794,582
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	2,030	2,130,668

		11,192,979
Michigan — 7.1%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	4,425	4,750,592
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,380	1,526,639
Michigan Finance Authority, Refunding RB, Detroit Water and Sewage Department, Project, Senior Lien C-1, 5.00%, 7/01/44	880	924,510
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	5,080	5,250,942
McLaren Health Care, 5.75%, 5/15/38	8,560	9,623,580
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (c)	1,400	1,790,054

		23,866,317
Mississippi — 1.5%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	3,000	3,789,360
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	1,065	1,201,639

		4,990,999
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	255	284,225
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	245	268,856

		553,081
Municipal Bonds	Par (000)	Value
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	825	905,933
5.00%, 9/01/42	1,445	1,557,392

		2,463,325
New Jersey — 4.1%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	1,955	2,072,222
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	2,240	2,579,405
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.38%, 10/01/28	520	541,018
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/43	1,985	2,189,217
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,635	1,825,706
Series B, 5.25%, 6/15/36	2,460	2,723,122
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	525	591,927
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,335	1,319,888

		13,842,505
New York — 14.4%
City of New York New York Industrial Development Agency, ARB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,920	1,930,464
City of New York New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	500	500,190
City of New York New York Transitional Finance Authority, RB:
Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,460	2,737,636
Fiscal 2009, Series S-3, 5.25%, 1/15/39	6,700	7,546,813
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	9,405	11,402,340
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	10,735	12,265,811
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,220	1,381,174
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)(e)	4,185	4,204,586
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)(e)	340	345,294
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)(e)	850	869,780
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	1,790	2,078,494
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	1,165	1,357,283
6.00%, 12/01/42	1,250	1,448,787
Westchester County Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series E-1, 6.50%, 7/01/17	700	700,574

		48,769,226

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
North Carolina — 1.8%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	$1,675	$1,678,685
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	1,400	1,576,400
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	595	672,160
Carolina Village Project, 6.00%, 4/01/38	2,000	2,114,040

		6,041,285
Ohio — 0.2%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	660	728,845
Pennsylvania — 1.4%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	1,230	1,295,977
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	1,890	2,134,604
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,231,843

		4,662,424
South Carolina — 2.4%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,280	3,599,078
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	3,880	4,418,932

		8,018,010
Tennessee — 0.3%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,122,987
Texas — 7.8%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (f)(g)	1,500	120,000
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/46	2,140	2,492,116
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	510	585,449
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	965	1,018,693
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	745	882,959
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	455	523,591
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	2,000	2,502,360
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	1,475	1,520,740
Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 6.25%, 1/01/39	7,000	8,140,790
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,412,200
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,775	3,285,544
Texas State University System, Refunding RB, (AGM), 5.00%, 3/15/30	2,750	2,896,548

		26,380,990
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,780	3,050,911
Virginia — 2.7%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc.:
5.13%, 10/01/37	500	518,950
5.13%, 10/01/42	3,440	3,555,962
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	1,615	1,761,093
6.00%, 1/01/37	2,915	3,309,866

		9,145,871
Washington — 2.1%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	2,290	2,676,163
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	4,331,220

		7,007,383
Wisconsin — 3.3%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	7,100	8,423,014
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	2,465	2,746,380

		11,169,394
Total Municipal Bonds — 119.6%		404,436,672

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
California — 6.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	3,271	3,918,533
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	2,610	2,952,197
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	9,480	10,844,551
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,290	2,522,985
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,077	1,246,933

		21,485,199

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	61

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (i)	$2,129	$2,443,440
Connecticut — 1.9%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	6,000	6,552,240
Florida — 1.9%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	5,679	6,445,357
Illinois — 1.0%
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	2,999	3,327,829
Maryland — 0.7%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	2,290	2,543,709
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	2,266	2,580,404
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	2,009	2,302,013
New York — 5.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series DD, 5.00%, 6/15/37	6,299	6,995,177
Series FF-2, 5.50%, 6/15/40	1,575	1,819,555
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	1,610	1,853,588
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	6,440	7,494,035

		18,162,355
North Carolina — 2.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series A, 5.00%, 10/01/41	6,239	6,660,935
Ohio — 5.4%
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,400	2,651,352
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	13,843	15,610,459

		18,261,811

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
South Carolina — 1.7%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (i)	$4,995	$5,688,306
Texas — 3.1%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,520	2,809,724
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,400	3,842,748
Texas Department of Housing & Community Affairs, RB, S/F Mortgage, Series B, AMT (Ginnie Mae), 5.25%, 9/01/32	1,651	1,714,131
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,830	2,080,164

		10,446,767
Washington — 5.4%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	5,000	5,494,076
5.00%, 11/01/36	4,000	4,386,664
(AGM), 5.00%, 11/01/32	7,693	8,457,179

		18,337,919
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., Obligated Group, Series C, 5.25%, 4/01/39 (i)	2,499	2,748,595
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 37.8%		127,986,879
Total Long-Term Investments (Cost — $477,191,303) — 157.4%		532,423,551

Short-Term Securities — 5.1%	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (j)(k)	17,209,020	17,209,020
Total Short-Term Securities (Cost — $17,209,020) — 5.1%		17,209,020
Total Investments (Cost — $494,400,323) — 162.5%		549,632,571
Liabilities in Excess of Other Assets — (1.4)%		(4,877,854)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.7)%		(66,585,804)
VMTP Shares, at Liquidation Value — (41.4)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$338,168,913

Notes to Schedule of investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation/ (Depreciation)
Citigroup.	$492,293	$4,130
Goldman Sachs & Co.	$4,927,367	$42,367
Morgan Stanley	$6,841,200	$(16,250)

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Non-income producing security.

(h)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires from October 1, 2016 to November 15, 2019 is 13,391,269.

(j)	Investments in issuers considered to be an affiliate of the Fund during the six months ended October 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at October 31, 2014	Income
FFI Institutional Tax-Exempt Fund	1,726,061	15,482,959	17,209,020	$1,467

(k)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of October 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(250)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$31,589,844	$81,492

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$532,423,551	—	$532,423,551
Short-Term Securities	$17,209,020	—	—	17,209,020

Total	$17,209,020	$532,423,551	—	$549,632,571

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$81,492	—	—	$81,492
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	63

Schedule of Investments (concluded)	BlackRock MuniVest Fund II, Inc. (MVT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$315,000	—	—	$315,000
Liabilities:
TOB trust certificates	—	$(66,569,588)	—	(66,569,588)
VMTP Shares	—	(140,000,000)	—	(140,000,000)

Total	$315,000	$(206,569,588)	—	$(206,254,588)

There were no transfers between levels during the six months ended October 31, 2014.

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Statements of Assets and Liabilities

October 31, 2014 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Assets
Investments at value — unaffiliated[1]	$576,186,384	$577,240,805	$382,463,090	$277,497,338
Investments at value — affiliated[2]	826,419	1,054,647	12,102,187	8,464,289
Cash pledged for financial futures contracts	473,000	276,000	232,000	221,000
Interest receivable	9,355,526	7,460,877	5,499,433	3,847,651
Investments sold receivable	1,914,016	1,308,482	676,341	429,024
Variation margin receivable on financial futures contracts	99,607	58,170	48,874	36,124
Deferred offering costs	—	265,293	7,724	6,501
TOB trust receivable	—	1,735,000	—	—
Prepaid expenses	2,294	13,111	12,917	12,917

Total assets	588,857,246	589,412,385	401,042,566	290,514,844

Accrued Liabilities
Investments purchased payable	12,304,259	3,945,286	9,319,831	6,747,370
Income dividends payable — Common Shares	2,236,480	1,788,707	1,250,790	937,918
Investment advisory fees payable	267,877	247,617	182,424	132,127
Officer’s and Directors’ fees payable	5,090	3,724	2,342	1,765
Interest expense and fees payable	18,719	22,179	12,641	9,700
TOB trust payable	—	—	—	—
Other accrued expenses payable	89,826	97,213	80,662	71,506

Total accrued liabilities	14,922,251	6,104,726	10,848,690	7,900,386

Other Liabilities
TOB trust certificates	71,144,505	75,113,873	56,783,700	43,568,059
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	142,500,000	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	83,700,000	55,000,000

Total other liabilities	71,144,505	217,613,873	140,483,700	98,568,059

Total liabilities	86,066,756	223,718,599	151,332,390	106,468,445

Net Assets Applicable to Common Shareholders	$502,790,490	$365,693,786	$249,710,176	$184,046,399

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$479,994,397	$316,096,121	$210,679,970	$155,428,474
Undistributed net investment income	1,972,329	6,636,174	3,049,137	2,734,923
Accumulated net realized loss	(12,949,877)	(12,806,411)	(3,582,469)	(3,202,815)
Net unrealized appreciation/depreciation	33,773,641	55,767,902	39,563,538	29,085,817

Net Assets Applicable to Common Shareholders	$502,790,490	$365,693,786	$249,710,176	$184,046,399

Net asset value, per Common Share	$14.05	$12.37	$17.67	$16.29

[1] Investments at cost — unaffiliated	$542,531,821	$521,702,588	$342,960,086	$248,456,813
[2] Investments at cost — affiliated	$826,419	$1,054,647	$12,102,187	$8,464,289
[3] VRDP/VMTP Shares outstanding, par value $0.10	—	1,425	837	550
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	—	8,905	5,837	4,030
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	35,783,679	29,565,404	14,133,224	11,300,218

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	65

Statements of Assets and Liabilities

October 31, 2014 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Assets
Investments at value — unaffiliated[1]	$298,184,104	$954,732,489	$532,423,551
Investments at value — affiliated[2]	487,002	1,832,287	17,209,020
Cash pledged for financial futures contracts	226,000	672,000	315,000
Interest receivable	4,246,517	13,006,798	8,225,347
Investments sold receivable	—	—	1,601,840
Variation margin receivable on financial futures contracts	49,405	147,419	66,405
Deferred offering costs	7,889	92,297	10,623
TOB trust receivable	—	—	—
Prepaid expenses	12,908	13,673	12,958

Total assets	303,213,825	970,496,963	559,864,744

Accrued Liabilities
Investments purchased payable	—	—	13,019,285
Income dividends payable — Common Shares	878,156	2,623,294	1,742,637
Investment advisory fees payable	138,422	452,940	231,488
Officer’s and Directors’ fees payable	1,886	226,939	3,267
Interest expense and fees payable	7,169	13,867	16,216
TOB trust payable	—	—	15,011
Other accrued expenses payable	73,855	157,063	98,339

Total accrued liabilities	1,099,488	3,474,103	15,126,243

Other Liabilities
TOB trust certificates	23,038,231	63,051,845	66,569,588
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	87,000,000	287,100,000	140,000,000

Total other liabilities	110,038,231	350,151,845	206,569,588

Total liabilities	111,137,719	353,625,948	221,695,831

Net Assets Applicable to Common Shareholders	$192,076,106	$616,871,015	$338,168,913

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$175,157,293	$543,562,871	$287,372,611
Undistributed net investment income	2,740,836	5,711,945	3,597,375
Accumulated net realized loss	(15,128,904)	(3,860,950)	(8,114,813)
Net unrealized appreciation/depreciation	29,306,881	71,457,149	55,313,740

Net Assets Applicable to Common Shareholders	$192,076,106	$616,871,015	$338,168,913

Net asset value, per Common Share	$14.76	$16.11	$16.11

[1] Investments at cost — unaffiliated	$268,888,650	$883,305,305	$477,191,303
[2] Investments at cost — affiliated	$487,002	$1,832,287	$17,209,020
[3] VRDP/VMTP Shares outstanding, $0.10 per share	870	2,871	1,400
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	6,230	15,671	8,400
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	13,009,717	38,296,266	20,995,624

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Statements of Operations

Six Months Ended October 31, 2014 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Investment Income
Interest	$15,098,428	$13,087,226	$9,188,531	$6,662,027
Income — affiliated	1,338	645	737	361

Total income	15,099,766	13,087,871	9,189,268	6,662,388

Expenses
Investment advisory	1,569,077	1,452,083	1,069,593	777,648
Professional	54,848	45,694	38,619	32,740
Accounting services	41,022	41,606	29,064	22,957
Transfer agent	29,425	22,056	13,254	11,788
Officer and Directors	22,668	16,719	11,244	8,315
Custodian	13,415	14,746	9,559	7,197
Printing	6,274	6,243	5,123	4,580
Registration	6,918	5,820	5,238	5,238
Miscellaneous	27,227	43,626	38,748	38,483

Total expenses excluding interest expense, fees and amortization of offering costs	1,770,874	1,648,593	1,220,442	908,946
Interest expense, fees and amortization of offering costs[1]	254,736	961,406	652,154	454,669

Total expenses	2,025,610	2,609,999	1,872,596	1,363,615
Less fees waived by Manager	(1,249)	(1,313)	(1,133)	(525)

Total expenses after fees waived	2,024,361	2,608,686	1,871,463	1,363,090

Net investment income	13,075,405	10,479,185	7,317,805	5,299,298

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,483,837	256,761	413,265	557,505
Financial futures contracts	(1,481,213)	(996,446)	(794,602)	(535,069)

	2,624	(739,685)	(381,337)	22,436

Net change in unrealized appreciation/depreciation on:
Investments	17,581,413	13,484,039	12,021,368	7,871,696
Financial futures contracts	230,553	324,409	143,775	85,344

	17,811,966	13,808,448	12,165,143	7,957,040

Net realized and unrealized gain	17,814,590	13,068,763	11,783,806	7,979,476

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$30,889,995	$23,547,948	$19,101,611	$13,278,774

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	67

Statements of Operations

Six Months Ended October 31, 2014 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Income
Interest	$6,753,555	$19,584,151	$12,893,963
Income — affiliated	536	1,502	1,467

Total income	6,754,091	19,585,653	12,895,430

Expenses
Investment advisory	829,029	2,660,775	1,356,722
Professional	35,762	65,142	43,986
Accounting services	23,936	60,545	39,763
Transfer agent	11,583	26,096	17,152
Officer and Directors	8,693	19,856	15,309
Custodian	7,691	23,010	12,916
Printing	4,744	8,830	6,030
Registration	5,205	7,522	5,362
Miscellaneous	35,116	52,221	41,315

Total expenses excluding interest expense, fees and amortization of offering costs	961,759	2,923,997	1,538,555
Interest expense, fees and amortization of offering costs	570,842	1,768,607	985,272

Total expenses	1,532,601	4,692,604	2,523,827
Less fees waived by Manager	(26,748)	(3,393)	(1,396)

Total expenses after fees waived	1,505,853	4,689,211	2,522,431

Net investment income	5,248,238	14,896,442	10,372,999

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	664,841	1,540,411	1,498,980
Financial futures contracts	(389,073)	(1,301,418)	(983,696)

	275,768	238,993	515,284

Net change in unrealized appreciation/depreciation on:
Investments	7,312,150	18,296,517	13,849,375
Financial futures contracts	30,096	112,429	155,609

	7,342,246	18,408,946	14,004,984

Net realized and unrealized gain	7,618,014	18,647,939	14,520,268

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$12,866,252	$33,544,381	$24,893,267

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Statements of Changes in Net Assets

	BlackRock MuniAssets Fund, Inc. (MUA)
Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014

Operations
Net investment income	$13,075,405	$27,535,462
Net realized gain	2,624	1,410,873
Net change in unrealized appreciation/depreciation	17,811,966	(30,547,191)

Net increase (decrease) in net assets resulting from operations	30,889,995	(1,600,856)

Distributions to Shareholders From[1]
Net investment income	(13,418,880)	(27,002,723)

Net Assets
Total increase (decrease) in net assets	17,471,115	(28,603,579)
Beginning of period	485,319,375	513,922,954

End of period	$502,790,490	$485,319,375

Undistributed net investment income, end of period	$1,972,329	$2,315,804

	BlackRock MuniEnhanced Fund, Inc. (MEN)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014

Operations
Net investment income	$10,479,185	$21,555,402
Net realized loss	(739,685)	(2,384,954)
Net change in unrealized appreciation/depreciation	13,808,448	(18,410,123)

Net increase in net assets applicable to Common Shareholders resulting from operations	23,547,948	760,325

Distributions to Common Shareholders From[1]
Net investment income	(10,732,242)	(21,389,300)

Capital Share Transactions
Reinvestment of common distributions	—	248,371

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	12,815,706	(20,380,604)
Beginning of period	352,878,080	373,258,684

End of period	$365,693,786	$352,878,080

Undistributed net investment income, end of period	$6,636,174	$6,889,231

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	69

Statements of Changes in Net Assets

	BlackRock MuniHoldings Fund, Inc. (MHD)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014

Operations
Net investment income	$7,317,805	$14,709,802
Net realized loss	(381,337)	(2,609,949)
Net change in unrealized appreciation/depreciation	12,165,143	(14,535,796)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	19,101,611	(2,435,943)

Distributions to Common Shareholders From[1]
Net investment income	(7,504,742)	(15,321,048)
Net realized gain	—	(209,037)

Decrease in net assets resulting from distributions to Common Shareholders	(7,504,742)	(15,530,085)

Capital Share Transactions
Reinvestment of common distributions	—	168,146

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	11,596,869	(17,797,882)
Beginning of period	238,113,307	255,911,189

End of period	$249,710,176	$238,113,307

Undistributed net investment income, end of period	$3,049,137	$3,236,074

	BlackRock MuniHoldings II Fund, Inc. (MUH)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014

Operations
Net investment income	$5,299,298	$10,782,371
Net realized gain (loss)	22,436	(2,361,531)
Net change in unrealized appreciation/depreciation	7,957,040	(11,035,014)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	13,278,774	(2,614,174)

Distributions to Common Shareholders From[1]
Net investment income	(5,627,509)	(11,262,749)
Net realized gain	—	(1,093,587)

Decrease in net assets resulting from distributions to Common Shareholders	(5,627,509)	(12,356,336)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	7,651,265	(14,970,510)
Beginning of period	176,395,134	191,365,644

End of period	$184,046,399	$176,395,134

Undistributed net investment income, end of period	$2,734,923	$3,063,134

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014

Operations
Net investment income	$5,248,238	$10,619,445
Net realized gain (loss)	275,768	(8,031,093)
Net change in unrealized appreciation/depreciation	7,342,246	(6,713,391)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	12,866,252	(4,125,039)

Distributions to Common Shareholders From[1]
Net investment income	(5,268,935)	(10,631,996)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	7,597,317	(14,757,035)
Beginning of period	184,478,789	199,235,824

End of period	$192,076,106	$184,478,789

Undistributed net investment income, end of period	$2,740,836	$2,761,533

	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014

Operations
Net investment income	$14,896,442	$30,731,598
Net realized gain (loss)	238,993	(1,509,254)
Net change in unrealized appreciation/depreciation	18,408,946	(30,874,720)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	33,544,381	(1,652,376)

Distributions to Common Shareholders From[1]
Net investment income	(15,739,765)	(32,953,864)
Net realized gain	—	(1,979,760)

Decrease in net assets resulting from distributions to Common Shareholders	(15,739,765)	(34,933,624)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	17,804,616	(36,586,000)
Beginning of period	599,066,399	635,652,399

End of period	$616,871,015	$599,066,399

Undistributed net investment income, end of period	$5,711,945	$6,555,268

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	71

Statements of Changes in Net Assets

	BlackRock MuniVest Fund II, Inc. (MVT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014

Operations
Net investment income	$10,372,999	$21,507,539
Net realized gain (loss)	515,284	(4,430,969)
Net change in unrealized appreciation/depreciation	14,004,984	(20,404,052)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	24,893,267	(3,327,482)

Distributions to Common Shareholders From[1]
Net investment income	(11,032,290)	(22,639,477)

Capital Share Transactions
Reinvestment of common distributions	161,853	1,115,168

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	14,022,830	(24,851,791)
Beginning of period	324,146,083	348,997,874

End of period	$338,168,913	$324,146,083

Undistributed net investment income, end of period	$3,597,375	$4,256,666

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

72	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Statements of Cash Flows

Six Months Ended October 31, 2014 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$30,889,995	$23,547,948	$19,101,611	$13,278,774
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	361,311	85,264	70,756	60,907
Increase in variation margin receivable on financial futures contracts	(99,607)	(58,170)	(48,874)	(36,124)
Decrease in prepaid expenses	15,654	68,194	16,798	15,171
Decrease in cash pledged for financial futures contracts	210,000	18,000	185,000	24,000
Increase in investment advisory fees payable	18,116	15,249	10,858	6,349
Increase (decrease) in interest expense and fees payable	4,275	(3,496)	(495)	(1,377)
Decrease in other accrued expenses payable	(12,283)	(9,724)	(13,523)	(9,874)
Decrease in variation margin payable on financial futures contracts	(210,940)	(94,923)	(113,486)	(75,517)
Increase (decrease) in Officer’s and Directors’ fees payable	(40)	41	(76)	(43)
Net realized gain on investments	(1,483,837)	(256,761)	(413,265)	(557,505)
Net unrealized gain on investments	(17,581,413)	(13,484,039)	(12,021,368)	(7,871,696)
Amortization of premium and accretion of discount on investments	(67,118)	(414,753)	(24,408)	(163,364)
Proceeds from sales of long-term investments	68,958,564	28,864,296	23,830,893	19,714,703
Purchases of long-term investments	(67,017,081)	(29,555,896)	(8,353,654)	(6,332,862)
Net proceeds from sales (purchases) of short-term securities	(566,716)	2,053,659	(11,297,421)	(7,520,260)

Net cash provided by operating activities	13,418,880	10,774,889	10,929,346	10,531,282

Cash Used for Financing Activities
Proceeds from TOB trust certificates	—	(1,735,000)	(3,454,337)	(4,928,953)
Repayments of TOB trust certificates	—	1,734,886	—	—
Cash dividends paid to Common Shareholders	(13,418,880)	(10,732,242)	(7,504,742)	(5,627,509)
Increase (decrease) in bank overdraft	—	—	(1,197)	(854)
Amortization of deferred offering costs	—	(42,533)	30,930	26,034

Net cash used for financing activities	(13,418,880)	(10,774,889)	(10,929,346)	(10,531,282)

Cash
Net increase in cash	—	—	—	—
Cash at beginning of period	—	—	—	—

Cash at end of period	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$250,461	$1,007,435	$621,719	$430,012

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	—	—	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	73

Statements of Cash Flows

Six Months Ended October 31, 2014 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$12,866,252	$33,544,381	$24,893,267
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	42,061	(339,583)	290,911
Increase in variation margin receivable on financial futures contracts	(49,405)	(147,419)	(66,405)
Decrease in prepaid expenses	15,594	29,055	19,529
Decrease in cash pledged for financial futures contracts	24,998	311,000	135,000
Increase in investment advisory fees payable	11,255	25,049	14,680
Increase (decrease) in interest expense and fees payable	(1,787)	(8,789)	(588)
Decrease in other accrued expenses payable	(12,896)	(6,469)	(9,927)
Decrease in variation margin payable on financial futures contracts	(68,766)	(303,754)	(138,799)
Increase (decrease) in Officer’s and Directors’ fees payable	(34)	4,323	(78)
Net realized gain on investments	(664,841)	(1,540,411)	(1,498,980)
Net unrealized gain on investments	(7,312,150)	(18,296,517)	(13,849,375)
Amortization of premium and accretion of discount on investments	325,659	1,978,281	180,329
Proceeds from sales of long-term investments	16,464,442	60,853,492	25,128,195
Purchases of long-term investments	(18,724,444)	(77,739,085)	(8,841,593)
Net proceeds from sales (purchases) of short-term securities	4,460,808	23,352,244	(15,182,959)

Net cash provided by operating activities	7,376,746	21,715,798	11,073,207

Cash Used for Financing Activities
Proceeds from TOB trust certificates	(2,139,403)	(6,018,297)	(145,160)
Repayments of TOB trust certificates	—	—	15,011
Cash dividends paid to Common Shareholders	(5,268,935)	(15,739,765)	(10,985,002)
Increase (decrease) in bank overdraft	—	—	(603)
Amortization of deferred offering costs	31,592	42,264	42,547

Net cash used for financing activities	(7,376,746)	(21,715,798)	(11,073,207)

Cash
Net increase in cash	—	—	—
Cash at beginning of period	—	—	—

Cash at end of period	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$541,037	$1,735,132	$943,313

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	—	$161,853

See Notes to Financial Statements.

74	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock MuniAssets Fund, Inc. (MUA)

	Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30,
			2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$13.56		$14.36	$13.47	$12.14	$12.63	$10.59

Net investment income[1]	0.37		0.77	0.77	0.76	0.73	0.80
Net realized and unrealized gain (loss)	0.50		(0.82)	0.90	1.32	(0.46)	2.06

Net increase (decrease) from investment operations	0.87		(0.05)	1.67	2.08	0.27	2.86

Distributions from net investment income[2]	(0.38)		(0.75)	(0.78)	(0.75)	(0.76)	(0.82)

Net asset value, end of period	$14.05		$13.56	$14.36	$13.47	$12.14	$12.63

Market price, end of period	$13.35		$12.85	$13.96	$13.15	$11.27	$12.65

Total Return[3]
Based on net asset value	6.60%	[4]	0.47%	12.70%	17.90%	2.31%	27.72%

Based on market price	6.89%	[4]	(2.06)%	12.22%	23.99%	(5.17)%	24.17%

Ratios to Average Net Assets
Total expenses	0.81%	[5]	0.82%	0.83%	0.77%	0.78%	0.72%

Total expenses after fees waived and paid indirectly	0.81%	[5]	0.82%	0.83%	0.77%	0.78%	0.72%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.71%	[5]	0.70%	0.71%	0.70%	0.74%	0.67%

Net investment income	5.24%	[5]	5.84%	5.52%	6.00%	6.07%	6.72%

Supplemental Data
Net assets, end of period (000)	$502,790		$485,319	$513,923	$481,598	$433,891	$266,831

Portfolio turnover rate	11%		19%	19%	28%	24%	44%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	75

Financial Highlights	BlackRock MuniEnhanced Fund, Inc. (MEN)

	Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30,
			2014	2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$11.94		$12.63	$12.12		$10.30		$10.90		$9.77

Net investment income[1]	0.35		0.73	0.71		0.69		0.73		0.75
Net realized and unrealized gain (loss)	0.44		(0.70)	0.50		1.82		(0.62)		1.04
Distributions to AMPS Shareholders from net investment income	—		—	—		(0.00)[2]		(0.03)		(0.03)

Net increase (decrease) from investment operations	0.79		0.03	1.21		2.51		0.08		1.76

Distributions to Common Shareholders from net investment income[3]	(0.36)		(0.72)	(0.70)		(0.69)		(0.68)		(0.63)

Net asset value, end of period	$12.37		$11.94	$12.63		$12.12		$10.30		$10.90

Market price, end of period	$11.28		$11.27	$12.65		$11.66		$9.99		$10.81

Total Return Applicable to Common Shareholders[4]
Based on net asset value	6.99%	[5]	1.06%	10.16%		25.12%		0.78%		18.76%

Based on market price	3.37%	[5]	(4.76)%	14.69%		24.11%		(1.44)%		29.59%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.44%	[6]	1.50%	1.49%		1.70%	[7]	1.24%	[7]	1.20%	[7]

Total expenses after fees waived	1.44%	[6]	1.50%	1.49%		1.70%	[7]	1.24%	[7]	1.20%	[7]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[8]	0.91%	[6]	0.92%	0.96%	[9]	1.35%	[7,9]	1.09%	[7]	1.04%	[7]

Net investment income	5.77%	[6]	6.37%	5.65%		6.12%	[7]	6.89%	[7]	7.17%	[7]

Distributions to AMPS Shareholders	—		—	—		0.03%		0.29%		0.32%

Net investment income to Common Shareholders	5.77%	[6]	6.37%	5.65%		6.09%		6.60%		6.85%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$365,694		$352,878	$373,259		$357,017		$303,264		$320,083

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		—		$142,575		$142,575

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$142,500		$142,500	$142,500		$142,500		—		—

Portfolio turnover rate	5%		16%	12%		22%		9%		23%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		—		$78,179		$81,128

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$356,627		$347,633	$361,936		$350,538		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of dividends to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[9]

For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 0.91% and 0.98%, respectively.

See Notes to Financial Statements.

76	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock MuniHoldings Fund, Inc. (MHD)

	Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30,
			2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$16.85		$18.12	$17.36	$14.67		$15.75	$13.27

Net investment income[1]	0.52		1.04	1.07	1.12		1.14	1.13
Net realized and unrealized gain (loss)	0.83		(1.22)	1.01	2.67		(1.01)	2.39
Distributions to VMTP Shareholders from net realized gain	—		—	(0.01)	—		—	—
Distributions to AMPS Shareholders from:
Net investment income	—		—	—	(0.01)		(0.03)	(0.03)
Net realized gain	—		—	—	—		(0.00)[2]	(0.00)[2]

Net increase (decrease) from investment operations	1.35		(0.18)	2.07	3.78		0.10	3.49

Distributions to Common Shareholders from:[3]
Net investment income	(0.53)		(1.08)	(1.12)	(1.09)		(1.07)	(0.99)
Net realized gain	—		(0.01)	(0.19)	—		(0.11)	(0.02)

Total distributions to Common Shareholders	(0.53)		(1.09)	(1.31)	(1.09)		(1.18)	(1.01)

Net asset value, end of period	$17.67		$16.85	$18.12	$17.36		$14.67	$15.75

Market price, end of period	$16.37		$16.01	$18.20	$18.08		$14.51	$15.70

Total Return Applicable to Common Shareholders[4]
Based on net asset value	8.36%	[5]	(0.15)%	12.20%	26.57%		0.57%	27.31%

Based on market price	5.65%	[5]	(5.55)%	8.21%	33.28%		(0.21)%	40.68%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	[6]	1.64%	1.60%	1.41%	[7]	1.28% [7]	1.25% [7]

Total expenses after fees waived and paid indirectly	1.52%	[6]	1.64%	1.60%	1.41%	[7]	1.28% [7]	1.25% [7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.99%	[6]	1.04%	1.02%	1.09%	[7,9]	1.13% [7]	1.11% [7]

Net investment income	5.94%	[6]	6.48%	5.92%	6.95%	[7]	7.41% [7]	7.67% [7]

Distributions to AMPS Shareholders	—		—	—	0.09%		0.20%	0.24%

Net investment income to Common Shareholders	5.94%	[6]	6.48%	5.92%	6.86%		7.21%	7.43%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$249,710		$238,113	$255,911	$243,989		$205,368	$219,133

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$83,700	$83,700

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$83,700		$83,700	$83,700	$83,700		—	—

Portfolio turnover	5%		20%	16%	19%		15%	41%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		$86,342	$90,454

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$398,340		$384,484	$405,748	$391,505		—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per shares.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of dividends to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[9]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	77

Financial Highlights	BlackRock MuniHoldings Fund II, Inc. (MUH)

	Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30,
			2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$15.61		$16.93	$16.23	$13.74		$14.65	$12.47

Net investment income[1]	0.47		0.95	0.98	1.03		1.03	1.02
Net realized and unrealized gain (loss)	0.71		(1.17)	0.93	2.45		(0.88)	2.08
Distributions to VMTP Shareholders from net realized gain	—		—	(0.01)	—		—	—
Distributions to Preferred Shareholders from:
Net investment income	—		—	—	(0.01)		(0.02)	(0.02)
Net realized gain	—		—	—	—		(0.00)[2]	—

Net increase (decrease) from investment operations	1.18		(0.22)	1.90	3.47		0.13	3.08

Distributions to Common Shareholders from:[3]
Net investment income	(0.50)		(1.00)	(1.04)	(0.98)		(0.97)	(0.90)
Net realized gain	—		(0.10)	(0.16)	—		(0.07)	—

Total distributions to Common Shareholders	(0.50)		(1.10)	(1.20)	(0.98)		(1.04)	(0.90)

Net asset value, end of period	$16.29		$15.61	$16.93	$16.23		$13.74	$14.65

Market price, end of period	$15.18		$14.84	$16.75	$16.46		$13.35	$14.68

Total Return Applicable to Common Shareholders[4]
Based on net asset value	7.85%	[5]	(0.40)%	11.99%	26.08%		0.92%	25.71%

Based on market price	5.71%	[5]	(4.30)%	9.25%	31.60%		(2.14)%	38.64%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.50%	[6]	1.61%	1.59%	1.37%	[7]	1.23% [7]	1.25%	[7]

Total expenses after fees waived	1.50%	[6]	1.61%	1.59%	1.37%	[7]	1.23% [7]	1.25%	[7]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[8]	1.00%	[6]	1.04%	1.03%	1.07%	[7,9]	1.07% [7]	1.10%	[7]

Net investment income	5.83%	[6]	6.36%	5.81%	6.81%	[7]	7.18% [7]	7.41%	[7]

Distributions to AMPS Shareholders	—		—	—	0.05%		0.14%	0.16%

Net investment income to Common Shareholders	5.83%	[6]	6.36%	5.81%	6.76%		7.04%	7.25%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$184,046		$176,395	$191,366	$182,624		$154,259	$163,722

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$55,050	$55,050

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$55,000		$55,000	$55,000	$55,000		—	—

Portfolio turnover rate	5%		18%	16%	18%		15%	41%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		$95,056	$99,353

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$434,630		$420,718	$447,938	$432,044		—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of dividends to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[9]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.03%.

See Notes to Financial Statements.

78	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

	Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$14.18		$15.31	$14.61	$12.48		$13.34		$12.27

Net investment income[1]	0.40		0.82	0.83	0.89		0.91		0.94
Net realized and unrealized gain (loss)	0.59		(1.13)	0.76	2.14		(0.85)		0.97
Distributions to AMPS shareholders from net investment income	—		—	—	(0.01)		(0.03)		(0.03)

Net increase (decrease) from investment operations	0.99		(0.31)	1.59	3.02		0.03		1.88

Distributions to Common Shareholders from net investment income[2]	(0.41)		(0.82)	(0.89)	(0.89)		(0.89)		(0.81)

Net asset value, end of period	$14.76		$14.18	$15.31	$14.61		$12.48		$13.34

Market price, end of period	$13.26		$12.88	$14.92	$14.52		$12.31		$13.40

Total Return Applicable to Common Shareholders[3]
Based on net asset value	7.36%	[4]	(1.07)%	11.06%	24.96%		0.21%		16.05%

Based on market price	6.18%	[4]	(7.78)%	8.90%	25.90%		(1.60)%		31.59%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.61%	[5]	1.75%	1.80%	1.49%	[6]	1.34%	[6]	1.36%	[6]

Total expenses after fees waived	1.59%	[5]	1.67%	1.72%	1.41%	[6]	1.25%	[6]	1.20%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.98%	[5]	0.99%	1.00%	1.06%	[6,8]	1.10%	[6]	1.04%	[6]

Net investment income	5.53%	[5]	6.00%	5.48%	6.50%	[6]	7.04%	[6]	7.23%	[6]

Distributions to AMPS Shareholders	—		—	—	0.08%		0.21%		0.24%

Net investment income to Common Shareholders	5.53%	[5]	6.00%	5.48%	6.42%		6.83%		6.99%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$192,076		$184,479	$199,236	$189,567		$161,720		$171,977

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$87,000		$87,000

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$87,000		$87,000	$87,000	$87,000		—		—

Portfolio turnover rate	7%		46%	34%	30%		28%		22%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		$71,472		$74,420

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$320,777		$312,045	$329,007	$317,893		—		—

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]	Interest expense and fees relate to TOBs and VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]	For the year ended August 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.01%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	79

Financial Highlights	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

	Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30,
			2014	2013	2012	2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.64		$16.60	$16.21	$14.45	$14.75		$13.05

Net investment income[1]	0.39		0.80	0.82	0.86	0.95		1.02
Net realized and unrealized gain (loss)	0.49		(0.85)	0.58	1.76	(0.31)		1.57
Distributions to VRDP Shareholders from net realized gain	—		—	(0.01)	—	—		—
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.10)		(0.11)

Net increase (decrease) from investment operations	0.88		(0.05)	1.39	2.62	0.54		2.48

Distributions to Common Shareholders from:[2]
Net investment income	(0.41)		(0.86)	(0.87)	(0.86)	(0.84)		(0.78)
Net realized gain	—		(0.05)	(0.13)	—	—		—

Total distributions to Common Shareholders	(0.41)		(0.91)	(1.00)	(0.86)	(0.84)		(0.78)

Net asset value, end of period	$16.11		$15.64	$16.60	$16.21	$14.45		$14.75

Market price, end of period	$14.52		$14.55	$16.12	$16.45	$13.65		$14.13

Total Return Applicable to Common Shareholders[3]
Based on net asset value	5.97%	[4]	0.50%	8.78%	18.74%	3.86%		19.85%

Based on market price	2.67%	[4]	(3.73)%	4.09%	27.56%	2.41%		27.29%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.53%	[5]	1.65%	1.91%	1.88%	1.45%	[6]	1.20%	[6]

Total expenses after fees waived and paid indirectly	1.53%	[5]	1.65%	1.91%	1.88%	1.43%	[6]	1.10%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.95%	[5]	1.00%	1.35% [8]	1.65% [8]	1.30%	[6]	1.01%	[6]

Net investment income	4.86%	[5]	5.28%	4.93%	5.58%	6.48%	[6]	7.22%	[6]

Distributions to AMPS Shareholders	—		—	—	—	0.70%		0.81%

Net investment income to Common Shareholders	4.86%	[5]	5.28%	4.93%	5.58%	5.78%		6.41%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$616,871		$599,066	$635,652	$617,437	$549,516		$561,140

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$287,175

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	—		—	—	$287,100	$287,100		—

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$287,100		$287,100	$287,100	—	—		—

Portfolio turnover rate	6%		22%	16%	27%	21%		29%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—	—		$73,857

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	—		—	—	$315,060	$291,402		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$314,863		$308,661	$321,405	—	—		—

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs, VRDP Shares and VMTP Shares, respectively.

[8]

For the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98% and 0.99%, respectively.

See Notes to Financial Statements.

80	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights	BlackRock MuniVest Fund II, Inc. (MVT)

	Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.45		$16.69	$15.91	$13.47		$14.41		$11.95

Net investment income[1]	0.49		1.03	1.06	1.12		1.14		1.18
Net realized and unrealized gain (loss)	0.70		(1.19)	0.82	2.41		(0.99)		2.32
Distributions to AMPS Shareholders from net investment income	—		—	—	(0.02)		(0.04)		(0.05)

Net increase (decrease) from investment operations	1.19		(0.16)	1.88	3.51		0.11		3.45

Distributions to Common Shareholders from net investment income[2]	(0.53)		(1.08)	(1.10)	(1.07)		(1.05)		(0.99)

Net asset value, end of period	$16.11		$15.45	$16.69	$15.91		$13.47		$14.41

Market price, end of period	$15.48		$15.16	$17.31	$16.75		$13.72		$14.94

Total Return Applicable to Common Shareholders[3]
Based on net asset value	7.84%	[4]	(0.37)%	11.95%	26.86%		0.73%		29.75%

Based on market price	5.60%	[4]	(5.74)%	10.28%	31.13%		(1.04)%		37.99%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.51%	[5]	1.63%	1.66%	1.41%	[6]	1.23%	[6]	1.25%	[6]

Total expenses after fees waived	1.51%	[5]	1.63%	1.66%	1.41%	[6]	1.23%	[6]	1.25%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.92%	[5]	0.96%	0.96%	1.04%	[6,8]	1.07%	[6]	1.10%	[6]

Net investment income	6.21%	[5]	6.93%	6.43%	7.57%	[6]	8.14%	[6]	8.72%	[6]

Distributions to AMPS Shareholders	—		—	—	0.15%		0.32%		0.36%

Net investment income to Common Shareholders	6.21%	[5]	6.93%	6.43%	7.42%		7.82%		8.36%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$338,169		$324,146	$348,998	$330,941		$278,284		$295,465

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$140,000		$140,000

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$140,000		$140,000	$140,000	$140,000		—		—

Portfolio turnover rate	4%		17%	15%	13%		16%		30%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		$74,698		$77,767

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$341,549		$331,533	$349,284	$336,386		—		—

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	81

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock Muni-Holdings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT”) (collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”)(generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Funds. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the BlackRock Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

82	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and director’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of the funds, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended October 31, 2014, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in Statement of Assets and Liabilities as TOB Trust Certificates, approximate its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	83

Notes to Financial Statements (continued)

from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Funds will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple Funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by Funds at October 31, 2014 in proportion to their participation. The recourse TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by the Funds at October 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At October 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUA	$129,357,421	$71,144,505	0.05% - 0.40%
MEN	$146,442,145	$75,113,873	0.05% - 0.33%
MHD	$102,682,923	$56,783,700	0.05% - 0.25%
MUH	$78,061,881	$43,568,059	0.05% - 0.25%
MUS	$46,419,667	$23,038,231	0.05% - 0.30%
MUI	$114,942,765	$63,051,845	0.05% - 0.12%
MVT	$127,986,879	$66,569,588	0.05% - 0.24%

For the six months ended October 31, 2014, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUA	$71,144,505	0.70%
MEN	$73,416,408	0.63%
MHD	$57,810,375	0.60%
MUH	$45,019,615	0.60%
MUS	$23,672,945	0.64%
MUI	$64,766,742	0.61%
MVT	$66,651,447	0.59%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and if, applicable as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

84	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Value of Derivative Financial Instruments as of October 31, 2014
		Value
		Derivatives Assets
	Statements of Assets and Liabilities Location	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Interest rate contracts:
Financial futures contracts	Net unrealized appreciation[1]	$119,078	$229,685	$60,534	$45,292	$11,427	$29,965	$81,492

[1]

Includes cumulative appreciation/depreciation on financial futures contracts, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended October 31, 2014
	Net Realized Loss From
	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Interest rate contracts:
Financial futures contracts	$(1,481,213)	$(996,446)	$(794,602)	$(535,069)	$(389,073)	$(1,301,418)	$(983,696)
	Net Change in Unrealized Appreciation/Depreciation on
	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Interest rate contracts:
Financial futures contracts	$230,553	$324,409	$143,775	$85,344	$30,096	$112,429	$155,609

For the six months ended October 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Financial futures contracts:
Average number of contracts sold	375	219	184	136	155	478	250
Average notional value of contracts sold	$47,056,641	$27,481,078	$23,089,125	$17,065,875	$19,477,203	$59,986,602	$31,371,094

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of each Fund’s average daily net assets at the following annual rates:

MUA	0.55%
MEN	0.50%
MHD	0.55%
MUH	0.55%
MUS	0.55%
MUI	0.55%
MVT	0.50%

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	85

Notes to Financial Statements (continued)

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

The Manager, for the MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the six months ended October 31, 2014 the waiver was $25,759.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations.

Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to each of the Funds pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to each Fund, expired.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended October 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for MUA were $1,667,050.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2014, were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Purchases	$68,763,416	$33,501,182	$17,673,485	$13,080,232	$18,724,444	$57,667,886	$21,860,878
Sales	$63,715,985	$30,172,778	$21,256,964	$19,138,117	$16,464,442	$60,638,492	$26,710,035

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended April 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MUA	MEN	MHD	MUH	MUS	MUI	MVT
2015	$4,897,756	—	—	—	—	—	—
2016	901,327	$2,450,150	—	—	—	—	$2,741,816
2017	3,645,754	3,540,378	—	—	$494,294	—	—
2018	396,366	1,225,298	—	—	6,614,798	—	—
2019	2,194,154	732,655	—	—	—	—	—
No expiration date[1]	—	2,009,930	$662,351	$900,214	7,659,776	$447,981	1,713,184

Total	$12,035,357	$9,958,411	$662,351	$900,214	$14,768,868	$447,981	$4,455,000

[1]	Must be utilized prior to losses subject to expiration.

As of October 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$472,058,193	$448,895,065	$298,921,329	$214,161,517	$246,694,755	$824,721,113	$427,912,818

Gross unrealized appreciation	$53,840,841	$56,021,036	$40,277,872	$29,370,045	$29,299,525	$71,603,984	$57,256,787
Gross unrealized depreciation	(20,030,736)	(1,734,522)	(1,417,624)	(1,137,994)	(361,405)	(2,812,166)	(2,106,622)

Net unrealized appreciation	$33,810,105	$54,286,514	$38,860,248	$28,232,051	$28,938,120	$68,791,818	$55,150,165

86	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

8. Principal Risks:

MEN, MHD, MUH, MUS, MUI, and MVT invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of October 31, 2014, MUA invested a significant portion of their assets in securities in the Health sector; MEN, MUS and MUI invested a significant portion of their assets in securities in the County/City/Special District/School District sector; MUA, MEN, MHD, MUS, MUI and MVT invested a significant portion of their assets in securities in the Transportation sector. Changes in economic conditions affecting the Health, County/City/Special District/School District or Transportation sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015 and recently has been extended for certain covered funds. The Volcker rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Funds. Any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Funds’ Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended October 31, 2014	Year Ended April 30, 2014
MEN	—	20,577
MHD	—	9,784
MVT	10,289	75,746

Shares issued and outstanding remained constant for MUA, MUH, MUS and MUI for the six months ended October 31, 2014 and for the year ended April 30, 2014.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the

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Notes to Financial Statements (continued)

Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares, governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. MEN is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the Fund is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer. MUI redeemed all its VRDP Shares on December 21, 2012.

The VRDP Shares outstanding as of six months ended October 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	5/19/11	1,425	$142,500,000	6/01/41

MEN entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between the MEN and the liquidity provider is for a three year term and is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. the Fund is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. There is no assurance the Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

MEN is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MEN is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MEN is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of MEN. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, MEN must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2014, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

88	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

MEN may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. None of the VRDP Shares were tendered for remarketing during the six months ended October 31, 2014.

The annualized dividend rates for the VRDP Shares for the six months ended October 31, 2014 were as follows:

Rate
MEN	1.00%

On June 20, 2012, MEN announced a special rate period for a three-year term ending June 24, 2015 with respect to its VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MEN is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MEN will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association Municipal Swap Index (“SIFMA”) and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P upon the commencement of the special rate period. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MEN redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and MEN may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VRDP Shares issued and outstanding remained constant for the six months ended October 31, 2014.

VMTP Shares

MHD, MUH, MUS, MUI and MVT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

On December 7, 2012, MUI issued Series W-7 VMTP Shares, $100,000 liquidation value per share with a maturity date of January 4, 2016. Total proceeds received of $287,100,000 in a private offering of VMTP Shares were used to redeem all of MUI’s existing VRDP Shares on December 21, 2012. The fee agreement for MUI’s VRDP Shares with the liquidity provider which was for a two year term and was scheduled to expire on December 28, 2012 was terminated upon issuance of the VMTP Shares.

The VMTP Shares outstanding as of six months ended October 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MHD	12/16/11	837	$83,700,000	12/31/15
MUH	12/16/11	550	$55,000,000	12/31/15
MUS	12/16/11	870	$87,000,000	12/31/15
MUI	12/07/12	2,871	$287,100,000	1/04/16
MVT	12/16/11	1,400	$140,000,000	12/31/15

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. During the period, the term dates for MHD, MUH, MUS and MVT were extended until December 31, 2015. There is no assurance that the term of a Fund’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Funds redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares

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Notes to Financial Statements (continued)

were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2014, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the six months ended October 31, 2014 were as follows:

Rate
MHD	1.05%
MUH	1.05%
MUS	1.05%
MUI	1.05%
MVT	1.05%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the six months ended October 31, 2014.

Offering Costs: The Funds, with the exception of MUA, incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

MUI’s offering costs that were recorded as a deferred charge and amortized over the 30-year life of the VRDP Shares were accelerated and charged to expense immediately upon redemption of MUI’s VRDP Shares. Costs incurred in connection with the issuance of MUI’s VMTP Shares will be recorded as a deferred charge and amortized over the three-year life of the VMTP Shares.

10. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on December 1, 2014 to Shareholders of record on November 14, 2014:

Common Dividend Per Share
MUA	$0.0625
MEN	$0.0605
MHD	$0.0885
MUH	$0.0830
MUS	$0.0675
MUI	$0.0685
MVT	$0.0830

Additionally, the Funds declared dividends on December 1, 2014 payable to Common Shareholders of record on December 12, 2014:

	Per Common Share
	Tax-Exempt Dividends Declared	Ordinary Dividends Declared
MUA	$0.0625	$0.0082
MEN	$0.0605	$0.0005
MHD	$0.0885	—
MUH	$0.0830	—
MUS	$0.0675	—
MUI	$0.0685	$0.0016
MVT	$0.0830	$0.0140

90	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (concluded)

The dividends declared on Preferred Shares for the period November 1, 2014 to November 30, 2014 for the Funds were as follows:

	Series	VRDP/VMTP Dividends Declared
MEN	W-7	$116,693
MHD	W-7	$71,981
MUH	W-7	$47,301
MUS	W-7	$74,819
MUI	W-7	$246,906
MVT	W-7	$120,400

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	91

Disclosure of Investment Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniHoldings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT,” and together with MUA, MEN, MHD, MUH, MUS and MUI, each a “Fund,” and, collectively, the “Funds”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. At the June Meeting, it was noted that the sub-advisory agreement among the Manager, BlackRock Investment Management, LLC and each Fund would expire effective July 1, 2014. It was also noted that the non-renewal of each Fund’s sub-advisory agreement would not result in any change in the nature or quality of services provided to such Fund, or in the portfolio management team that serves such Fund. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Advisory Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Funds; services provided to the Funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each of MEN, MHD, MUH, MUS, MUI and MVT considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each of MEN, MHD, MUH, MUS, MUI and MVT has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Advisory Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Advisory Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared

92	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreements (continued)

by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Advisory Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	93

Disclosure of Investment Advisory Agreements (continued)

net asset value (NAV), of its Fund as compared to other funds in that Fund’s applicable Lipper category, and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of MUA noted that for the one-, three- and five-year periods reported, MUA ranked second out of three funds, second out of three funds and first out of three funds, respectively, against its Customized Lipper Peer Group Composite.

The Board of MEN noted that for the one-, three- and five-year periods reported, MEN ranked in the first, second and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of MHD noted that for the one-, three- and five-year periods reported, MHD ranked in the second, first and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of MUH noted that for each of the one-, three- and five-year periods reported, MUH ranked in the second quartile against its Customized Lipper Peer Group Composite.

The Board of MUS noted that for the one-, three- and five-year periods reported, MUS ranked in the third, first and first quartiles, respectively, against its Customized Lipper Peer Group Composite. The Board of MUS and BlackRock reviewed and discussed the reasons for MUS’s underperformance during the one-year period and noted that they will monitor the Fund’s performance.

The Board of each of MUI and MVT noted that for each of the one-, three- and five-year periods reported, its respective Fund ranked in the first quartile against its Customized Lipper Peer Group Composite.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for each Fund in that it measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. Each Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs to the management of its Fund. Each Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement for its Fund and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board of MUA noted that MUA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartiles, respectively, relative to MUA’s Expense Peers.

94	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreements (concluded)

The Board of each of MEN and MUS noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

The Board of each of MHD and MUH noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board of each of MHD and MUH determined that its respective Fund’s actual management fee rate was appropriate in light of the median actual management fee rate paid by the Fund’s Expense Peers.

The Board of MUI noted that MUI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Expense Peers. The Board of MUI determined that MUI’s actual management fee rate and total expense ratio were appropriate in light of the median actual management fee rate and total expense ratio paid by MUI’s Expense Peers.

The Board of MVT noted that MVT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to MVT’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that their Fund’s fees and expenses are too high or if they are dissatisfied with the performance of their Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, were satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Advisory Agreement for its Fund, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	95

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Paul L. Audet, Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Henry Gabbay, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

Effective September 5, 2014, Brendan Kyne resigned as a Vice President of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon[1] New York, NY 10286 State Street Bank and Trust Company[2] Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agents Citigroup Global Markets Inc.[3] New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

VRDP Liquidity Providers Citibank, N.A.[3] New York, NY 10179

[1]	For MUA, MHD, MUH, MUS and MVT.

[2]	For MEN and MUI.

[3]	For MEN.

96	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

MUA approved the Class I Directors as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUA	32,804,607	1,174,547	0	32,728,726	1,250,428	0	32,718,941	1,260,213	0
	W. Carl Kester
	Votes For	Votes Withheld	Abstain
MUA	32,759,022	1,220,132	0

For MUA, listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

Each Fund other than MUA approved the Directors as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	26,518,535	617,483	0	26,511,756	624,262	0	26,509,430	626,588	0
MHD	12,528,783	269,058	0	12,572,484	225,357	0	12,491,815	306,026	0
MUH	9,638,676	234,805	0	9,616,773	256,708	0	9,616,779	256,702	0
MUS	11,088,817	629,017	0	11,014,437	703,397	0	11,015,535	702,299	0
MUI	36,235,607	679,777	0	36,234,690	680,694	0	36,200,377	715,007	0
MVT	19,255,192	542,350	0	19,234,190	563,352	0	19,200,622	596,920	0
	Frank J. Fabozzi[1]			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	1,425	0	0	26,444,240	691,778	0	26,487,787	648,231	0
MHD	837	0	0	12,464,879	332,961	0	12,505,198	292,642	0
MUH	550	0	0	9,587,694	285,787	0	9,613,712	259,769	0
MUS	870	0	0	10,997,224	720,610	0	10,998,322	719,512	0
MUI	2,871	0	0	36,039,805	875,579	0	36,110,349	805,035	0
MVT	1,400	0	0	19,088,860	708,682	0	19,175,536	622,006	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	26,514,370	621,648	0	26,501,875	634,143	0	26,487,532	648,486	0
MHD	12,509,719	288,122	0	12,497,402	300,439	0	12,441,346	356,495	0
MUH	9,614,456	259,025	0	9,588,865	284,616	0	9,665,196	208,285	0
MUS	11,015,535	702,299	0	11,004,945	712,889	0	11,089,146	628,688	0
MUI	36,195,806	719,578	0	36,116,732	798,652	0	36,116,506	798,878	0
MVT	19,183,629	613,913	0	19,178,167	619,375	0	19,135,649	661,893	0
	W. Carl Kester[1]			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	1,425	0	0	26,490,277	645,741	0
MHD	837	0	0	12,508,707	289,134	0
MUH	550	0	0	9,642,066	231,415	0
MUS	870	0	0	11,089,146	628,688	0
MUI	2,871	0	0	36,214,363	701,021	0
MVT	1,400	0	0	19,148,605	648,937	0

¹	Voted on by holders of preferred shares only.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	97

Additional Information (continued)

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

98	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	99

Additional Information (continued)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

100	SEMI-ANNUAL REPORT	OCTOBER 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	OCTOBER 31, 2014	101

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain of the Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-10/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniEnhanced Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniEnhanced Fund, Inc..

Date: January 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniEnhanced Fund, Inc.

Date: January 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniEnhanced Fund, Inc.

Date: January 2, 2015

3